Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q06

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7

Segment Detail
8-9
Global Consumer:
U.S.	10-11
U.S. Cards	12-13
U.S. Retail Distribution	14-15
U.S. Consumer Lending	16
U.S. Commercial Business

International
International Cards	17-18
International Consumer Finance	19-20
International Retail Banking	21-22

Corporate and Investment Banking:	23
Income Statement	24
Revenue Details	25
Capital Markets and Banking	26
Transaction Services	27

Global Wealth Management:	28
Smith Barney	29
Private Bank	30

Alternative Investments	31

Citigroup Supplemental Detail
Return on Capital	32
Average Balances—Yields	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	34
Allowance for Credit Losses:
Total Citigroup	35
Consumer Loans	36
Corporate Loans	37
Components of Provision for Loan Losses	38
Non-Performing Assets	39

CITIGROUP—FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

Citigroup, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q		4006 vs. 4Q05 Increase/	Full Year	Full Year		YTD 2006 vs. YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006		(Decrease)	2005	2006		(Decrease)
Income from Continuing Operations	$5,115	$4,731	$4,988	$4,972	$5,555	$5,262	$5,303	$5,129		3%	$19,806	$21,249		7%
Discontinued Operations, After-tax	326	342	2,155	2,009	84	3	202	—		(100)%	4,832	289		(94)%
Cumulative Effect of Accounting Change	—	—	—	(49)	—	—	—	—			(49)	—
Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	$5,505	$5,129		(26)%	$24,589	$21,538		(12)%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.98	$0.91	$0.97	$0.98	$1.11	$1.05	$1.06	$1.03		5%	$3.82	$4.25		11%
Net Income	$1.04	$0.97	$1.38	$1.37	$1.12	$1.05	$1.10	$1.03		(25)%	$4.75	$4.31		(9)%

Adjusted weighted average common shares applicable to Diluted EPS (in millions)	5,226.0	5,208.1	5,146.0	5,061.3	5,007.9	4,990.0	4,978.6	4,967.7			5,160.4	4,986.1

Preferred Dividends—Diluted	$17	$17	$17	$17	$16	$16	$16	$16			$68	$64

Common Shares Outstanding, at period end (in millions)	5,202.2	5,170.1	5,059.0	4,980.2	4,971.2	4,943.9	4,913.7	4,912.0			4,980.2	4,912.0

Tier 1 Capital Ratio	8.78%	8.71%	9.12%	8.79%	8.60%	8.51%	8.64%	8.6%	*		8.79%	8.6%	*
Total Capital Ratio	12.03%	11.87%	12.37%	12.02%	11.80%	11.68%	11.88%	11.7%	*		12.02%	11.7%	*
Leverage Ratio	5.19%	5.19%	5.53%	5.35%	5.22%	5.19%	5.24%	5.1%	*		5.35%	5.1%	*

Total Assets, at period end (in billions)	$1,489.9	$1,547.8	$1,472.8	$1,494.0	$1,586.2	$1,626.6	$1,746.2	$1,882.6	*		$1,494.0	$1,882.6	*
Stockholders’ Equity, at period end (in billions)	$110.5	$113.0	$111.8	$112.5	$114.4	$115.4	$117.9	$119.8	*		$112.5	$119.8	*
Equity and Trust Securities, at period end (in billions)	$116.9	$119.5	$118.2	$118.8	$120.6	$122.0	$125.9	$129.4	*		$118.8	$129.4	*

Book Value Per Share, at period end	$21.03	$21.65	$21.88	$22.37	$22.82	$23.15	$23.78	$24.18	*		$22.37	$24.18	*

Return on Common Equity (Net Income)	20.3%	18.4%	25.4%	25.0%	20.3%	18.6%	18.9%	17.2%			22.3%	18.8%

Return on Risk Capital (Income from Continuing Operations)	40%	36%	37%	37%	41%	38%	37%	35%			37%	38%

* Preliminary

CITIGROUP—NET INCOME PRODUCT VIEW (In millions of dollars)

												YTD 2006 vs.
									4Q06 vs.	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Global Consumer:

U.S. Cards	$778	$735	$797	$444	$926	$878	$1,085	$1,001	NM	$2,754	$3,890	41%
U.S. Retail Distribution	564	478	319	391	515	568	481	463	18%	1,752	2,027	16%
U.S. Consumer Lending	486	507	487	458	437	470	521	484	6%	1,938	1,912	(1)%
U.S. Commercial Business	252	134	222	121	126	138	151	146	21%	729	561	(23)%
Total U.S. Consumer(1)	2,080	1,854	1,825	1,414	2,004	2,054	2,238	2,094	48%	7,173	8,390	17%

International Cards	302	331	383	357	291	328	287	231	(35)%	1,373	1,137	(17)%
International Consumer Finance	139	177	152	174	168	173	50	(351)	NM	642	40	(94)%
International Retail Banking	498	593	427	565	677	714	701	748	32%	2,083	2,840	36%
Total International Consumer	939	1,101	962	1,096	1,136	1,215	1,038	628	(43)%	4,098	4,017	(2)%

Other	(176)	(58)	(64)	(76)	(67)	(92)	(81)	(111)	(46)%	(374)	(351)	6%
Total Global Consumer	2,843	2,897	2,723	2,434	3,073	3,177	3,195	2,611	7%	10,897	12,056	11%
Corporate and Investment Banking:
Capital Markets and Banking	1,439	1,043	1,424	1,421	1,618	1,412	1,344	1,389	(2)%	5,327	5,763	8%
Transaction Services	245	288	327	275	323	340	385	378	37%	1,135	1,426	26%
Other(2)	(5)	41	46	351	(12)	(29)	(8)	(13)	NM	433	(62)	NM
Total Corporate and Investment Banking	1,679	1,372	1,797	2,047	1,929	1,723	1,721	1,754	(14)%	6,895	7,127	3%
Global Wealth Management:
Smith Barney	197	239	227	208	168	238	294	305	47%	871	1,005	15%
Private Bank	122	83	79	89	119	109	105	106	19%	373	439	18%
Total Global Wealth Management	319	322	306	297	287	347	399	411	38%	1,244	1,444	16%

Alternative Investments	362	385	339	351	353	257	117	549	56%	1,437	1,276	(11)%
Corporate/Other	(88)	(245)	(177)	(157)	(87)	(242)	(129)	(196)	(25)%	(667)	(654)	2%
Income From Continuing Operations	5,115	4,731	4,988	4,972	5,555	5,262	5,303	5,129	3%	19,806	21,249	7%
Discontinued Operations(3)(4)	326	342	2,155	2,009	84	3	202	—		4,832	289
Cumulative Effect of Accounting Change(5)	—	—	—	(49)	—	—	—	—		(49)	—
Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	$5,505	$5,129	(26)%	$24,589	$21,538	(12)%

(1)                U.S. disclosure includes Canada and Puerto Rico.

(2)                The 2005 fourth quarter includes a $375 million after-tax release of WorldCom Settlement and Litigation Reserves.

(3)                Discontinued Operations includes the operations from the Company’s January 31, 2005 announced agreement for the sale of Citigroup’s Travelers Life & Annuity, and substantially all of Citigroup’s international insurance business, to MetLife, Inc.  The transaction, which closed during the 2005 third quarter, resulted in a total gain of $3.5 billion ($2.2 billion after-tax).

(4)                Discontinued Operations includes the operations from the Company’s June 24, 2005 announced agreement for the sale of substantially all of Citigroup’s Asset Management business to Legg Mason, Inc.  The transaction, which closed during the 2005 fourth quarter, resulted in a total gain of $3.5 billion ($2.1 billion after-tax).

(5)                Cumulative Effect of Accounting Change represents the adoption of FIN 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143”. This pronouncement is applicable to real estate leasing agreements that required Citigroup to restore the leased space back to its original condition upon termination of the lease.

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP—NET INCOME REGIONAL VIEW (In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	4Q 2006	4Q06 vs. 4Q05 Increase/ (Decrease)	Full Year 2005	Full Year 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
U.S.(1)
Global Consumer	$1,904	$1,796	$1,761	$1,338	$1,937	$1,962	$2,157	$1,983	48%	$6,799	$8,039	18%
Corporate and Investment Banking	893	462	637	958	515	747	540	407	(58)%	2,950	2,209	(25)%
Global Wealth Management	273	315	288	265	228	290	342	350	32%	1,141	1,210	6%
Total U.S.	3,070	2,573	2,686	2,561	2,680	2,999	3,039	2,740	7%	10,890	11,458	5%

Mexico
Global Consumer	277	368	511	276	358	375	395	477	73%	1,432	1,605	12%
Corporate and Investment Banking	83	76	177	114	78	88	95	85	(25)%	450	346	(23)%
Global Wealth Management	13	10	12	9	8	10	9	9	—	44	36	(18)%
Total Mexico	373	454	700	399	444	473	499	571	43%	1,926	1,987	3%

Europe, Middle East and Africa (EMEA)
Global Consumer	122	124	(154)	282	185	215	213	112	(60)%	374	725	94%
Corporate and Investment Banking	188	336	358	248	635	342	489	545	NM	1,130	2,011	78%
Global Wealth Management	(1)	3	8	(2)	3	5	7	8	NM	8	23	NM
Total EMEA	309	463	212	528	823	562	709	665	26%	1,512	2,759	82%

Japan
Global Consumer	175	188	169	174	188	178	79	(326)	NM	706	119	(83)%
Corporate and Investment Banking	48	54	58	338	85	72	38	77	(77)%	498	272	(45)%
Global Wealth Management	(8)	(45)	(29)	—	—	—	—	—	—	(82)	—	100%
Total Japan	215	197	198	512	273	250	117	(249)	NM	1,122	391	(65)%

Asia (excluding Japan)
Global Consumer	311	341	375	323	347	359	328	332	3%	1,350	1,366	1%
Corporate and Investment Banking	322	249	382	295	414	336	391	510	73%	1,248	1,651	32%
Global Wealth Management	35	31	26	24	45	40	38	40	67%	116	163	41%
Total Asia	668	621	783	642	806	735	757	882	37%	2,714	3,180	17%

Latin America
Global Consumer	54	80	61	41	58	88	23	33	(20)%	236	202	(14)%
Corporate and Investment Banking	145	195	185	94	202	138	168	130	38%	619	638	3%
Global Wealth Management	7	8	1	1	3	2	3	4	NM	17	12	(29)%
Total Latin America	206	283	247	136	263	228	194	167	23%	872	852	(2)%

Alternative Investments	362	385	339	351	353	257	117	549	56%	1,437	1,276	(11)%

Corporate / Other	(88)	(245)	(177)	(157)	(87)	(242)	(129)	(196)	(25)%	(667)	(654)	2%

Income From Continuing Operations	5,115	4,731	4,988	4,972	5,555	5,262	5,303	5,129	3%	19,806	21,249	7%

Discontinued Operations	326	342	2,155	2,009	84	3	202	—		4,832	289
Cumulative Effect of Accounting Change	—	—	—	(49)	—	—	—	—		(49)	—

Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	$5,505	$5,129	(26)%	$24,589	$21,538	(12)%

Total International	$1,771	$2,018	$2,140	$2,217	$2,609	$2,248	$2,276	$2,036	(8)%	$8,146	$9,169	13%

(1)                Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S includes Other Consumer.

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP—NET REVENUES PRODUCT VIEW (In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	4Q 2006	4Q06 vs. 4Q05 Increase/ (Decrease)	Full Year 2005	Full Year 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Consumer:

U.S. Cards	$3,455	$3,263	$3,381	$2,725	$3,234	$3,251	$3,452	$3,571	31%	$12,824	$13,508	5%
U.S. Retail Distribution	2,457	2,360	2,339	2,359	2,296	2,499	2,382	2,407	2%	9,515	9,584	1%
U.S. Consumer Lending	1,373	1,376	1,332	1,388	1,260	1,307	1,481	1,471	6%	5,469	5,519	1%
U.S. Commercial Business	678	491	649	481	470	516	489	508	6%	2,299	1,983	(14)%
Total U.S. Consumer(1)	7,963	7,490	7,701	6,953	7,260	7,573	7,804	7,957	14%	30,107	30,594	2%

International Cards	1,105	1,176	1,209	1,360	1,280	1,510	1,519	1,650	21%	4,850	5,959	23%
International Consumer Finance	948	963	950	958	962	1,009	998	349	(64)%	3,819	3,318	(13)%
International Retail Banking	2,305	2,396	2,474	2,552	2,467	2,555	2,550	2,946	15%	9,727	10,518	8%
Total International Consumer	4,358	4,535	4,633	4,870	4,709	5,074	5,067	4,945	2%	18,396	19,795	8%

Other	(203)	(18)	(13)	(24)	(14)	(19)	(37)	(20)	17%	(258)	(90)	65%
Total Global Consumer	12,118	12,007	12,321	11,799	11,955	12,628	12,834	12,882	9%	48,245	50,299	4%

Corporate and Investment Banking:
Capital Markets and Banking	4,899	3,965	5,187	4,919	5,896	5,269	4,567	5,486	12%	18,970	21,218	12%
Transaction Services	1,137	1,191	1,246	1,317	1,382	1,495	1,500	1,594	21%	4,891	5,971	22%
Other	1	—	1	—	1	(3)	—	—	—	2	(2)	NM
Total Corporate and Investment Banking	6,037	5,156	6,434	6,236	7,279	6,761	6,067	7,080	14%	23,863	27,187	14%

Global Wealth Management:
Smith Barney	1,669	1,647	1,728	1,781	1,987	1,990	1,994	2,189	23%	6,825	8,160	20%
Private Bank	504	453	446	456	496	502	492	527	16%	1,859	2,017	8%
Total Global Wealth Management	2,173	2,100	2,174	2,237	2,483	2,492	2,486	2,716	21%	8,684	10,177	17%

Alternative Investments	866	1,112	720	732	675	584	334	1,308	79%	3,430	2,901	(15)%

Corporate / Other	2	(206)	(151)	(225)	(209)	(283)	(299)	(158)	30%	(580)	(949)	(64)%

Total Net Revenues	$21,196	$20,169	$21,498	$20,779	$22,183	$22,182	$21,422	$23,828	15%	$83,642	$89,615	7%

(1)                U.S. disclosure includes Canada and Puerto Rico.

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP—NET REVENUES REGIONAL VIEW (In millions of dollars)

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
U.S. (1)
Global Consumer	$7,760	$7,472	$7,688	$6,929	$7,246	$7,554	$7,767	$7,937	15%	$29,849	$30,504	2%
Corporate and Investment Banking	2,779	1,948	2,810	2,364	2,923	2,803	2,007	2,422	2%	9,901	10,155	3%
Global Wealth Management	1,872	1,852	1,923	1,981	2,154	2,149	2,153	2,337	18%	7,628	8,793	15%
Total U.S.	12,411	11,272	12,421	11,274	12,323	12,506	11,927	12,696	13%	47,378	49,452	4%

Mexico
Global Consumer	960	1,055	1,139	1,219	1,149	1,192	1,238	1,612	32%	4,373	5,191	19%
Corporate and Investment Banking	159	170	236	212	186	199	197	199	(6)%	777	781	1%
Global Wealth Management	31	31	30	32	31	33	32	33	3%	124	129	4%
Total Mexico	1,150	1,256	1,405	1,463	1,366	1,424	1,467	1,844	26%	5,274	6,101	16%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,248	1,256	1,271	1,426	1,270	1,360	1,353	1,404	(2)%	5,201	5,387	4%
Corporate and Investment Banking	1,694	1,708	1,801	1,646	2,296	2,043	2,166	2,252	37%	6,849	8,757	28%
Global Wealth Management	71	71	79	74	75	83	83	90	22%	295	331	12%
Total EMEA	3,013	3,035	3,151	3,146	3,641	3,486	3,602	3,746	19%	12,345	14,475	17%

Japan
Global Consumer	821	827	803	800	775	807	782	91	(89)%	3,251	2,455	(24)%
Corporate and Investment Banking	180	187	211	646	296	269	177	310	(52)%	1,224	1,052	(14)%
Global Wealth Management	22	(15)	(13)	—	—	—	—	—	—	(6)	—	100%
Total Japan	1,023	999	1,001	1,446	1,071	1,076	959	401	(72)%	4,469	3,507	(22)%

Asia (excluding Japan)
Global Consumer	1,072	1,116	1,141	1,132	1,189	1,244	1,209	1,291	14%	4,461	4,933	11%
Corporate and Investment Banking	915	761	1,004	1,017	1,132	1,062	1,080	1,440	42%	3,697	4,714	28%
Global Wealth Management	119	111	107	103	180	181	171	206	100%	440	738	68%
Total Asia	2,106	1,988	2,252	2,252	2,501	2,487	2,460	2,937	30%	8,598	10,385	21%

Latin America
Global Consumer	257	281	279	293	326	471	485	547	87%	1,110	1,829	65%
Corporate and Investment Banking	310	382	372	351	446	385	440	457	30%	1,415	1,728	22%
Global Wealth Management	58	50	48	47	43	46	47	50	6%	203	186	(8)%
Total Latin America	625	713	699	691	815	902	972	1,054	53%	2,728	3,743	37%

Alternative Investments	866	1,112	720	732	675	584	334	1,308	79%	3,430	2,901	(15)%

Corporate / Other	2	(206)	(151)	(225)	(209)	(283)	(299)	(158)	30%	(580)	(949)	(64)%

Total Net Revenues	$21,196	$20,169	$21,498	$20,779	$22,183	$22,182	$21,422	$23,828	15%	$83,642	$89,615	7%
Total International	$7,917	$7,991	$8,508	$8,998	$9,394	$9,375	$9,460	$9,982	11%	$33,414	$38,211	14%

(1)             Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S.  The U.S. regional disclosure includes Canada and Puerto Rico.  Global Consumer for the U.S includes Other Consumer.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Revenues
Interest Revenue	$17,547	$18,422	$19,344	$20,603	$21,873	$23,572	$24,729	$26,257	27%	$75,916	$96,431	27%
Interest Expense	7,424	8,668	9,649	10,935	12,107	13,717	14,901	16,218	48%	36,676	56,943	55%
Net interest revenue	10,123	9,754	9,695	9,668	9,766	9,855	9,828	10,039	4%	39,240	39,488	1%
Insurance premiums	735	793	743	861	770	800	819	813	(6)%	3,132	3,202	2%
Commissions and fees	4,209	3,978	4,825	4,131	5,188	5,331	4,007	5,009	21%	17,143	19,535	14%
Principal transactions	2,215	844	1,950	1,434	2,117	1,703	1,927	1,961	37%	6,443	7,708	20%
Administrative and other fiduciary fees	1,508	1,488	1,522	1,601	1,705	1,707	1,670	1,852	16%	6,119	6,934	13%
Realized gains (losses) from sales of investments	243	455	284	980	379	302	304	806	(18)%	1,962	1,791	(9)%
Other revenue	2,163	2,857	2,479	2,104	2,258	2,484	2,867	3,348	59%	9,603	10,957	14%
Total non-interest revenues	11,073	10,415	11,803	11,111	12,417	12,327	11,594	13,789	24%	44,402	50,127	13%
Total revenues, net of interest expense	21,196	20,169	21,498	20,779	22,183	22,182	21,422	23,828	15%	83,642	89,615	7%

Provisions for Credit Losses and for Benefits and Claims
Policyholder benefits and claims	217	212	215	223	227	231	274	235	5%	867	967	12%
Provision for loan losses	1,813	1,720	2,525	1,871	1,396	1,436	1,793	2,113	13%	7,929	6,738	(15)%
Provision for unfunded lending commitments	—	100	100	50	50	150	50	—	(100)%	250	250	—
Total provisions for credit losses and for benefits and claims	2,030	2,032	2,840	2,144	1,673	1,817	2,117	2,348	10%	9,046	7,955	(12)%

Operating Expenses
Compensation and benefits	6,486	6,033	6,792	6,461	8,263	7,374	6,718	7,922	23%	25,772	30,277	17%
Net occupancy expense	1,241	1,271	1,270	1,359	1,382	1,411	1,435	1,613	19%	5,141	5,841	14%
Technology / communication expense	866	884	892	882	886	934	948	994	13%	3,524	3,762	7%
Advertising and marketing expense	641	620	587	685	603	652	574	734	7%	2,533	2,563	1%
Other operating	2,170	2,164	1,872	1,987	2,224	2,398	2,261	2,695	36%	8,193	9,578	17%
Total operating expenses	11,404	10,972	11,413	11,374	13,358	12,769	11,936	13,958	23%	45,163	52,021	15%

Income from Continuing Operations before Income
Taxes and Minority Interest and
Cumulative Effect of Accounting Change	7,762	7,165	7,245	7,261	7,152	7,596	7,369	7,522	4%	29,433	29,639	1%
Provision for income taxes	2,484	2,179	2,164	2,251	1,537	2,303	2,020	2,241	—	9,078	8,101	(11)%
Minority interest, net of income taxes	163	255	93	38	60	31	46	152	NM	549	289	(47)%

Income from Continuing Operations before Cumulative Effect of Accounting Change	5,115	4,731	4,988	4,972	5,555	5,262	5,303	5,129	3%	19,806	21,249	7%

Discontinued Operations(1)(2)
Income from Discontinued Operations	483	493	49	(117)	1	—	26	—		908	27
Gain on Sale	—	—	3,386	3,404	21	—	198	—		6,790	219
Provision for income taxes and minority interest, net of taxes	157	151	1,280	1,278	(62)	(3)	22	—		2,866	(43)

Income from Discontinued Operations, net	326	342	2,155	2,009	84	3	202	—		4,832	289
Cumulative Effect of Accounting Change(3)	—	—	—	(49)	—	—	—	—		(49)	—
Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	$5,505	$5,129	(26)%	$24,589	$21,538	(12)%

(1)             Discontinued Operations includes the operations from the Company’s January 31, 2005 announced agreement for the sale of Citigroup’s Travelers Life & Annuity, and substantially all of Citigroup’s international insurance business, to MetLife, Inc.  The transaction, which closed during the 2005 third quarter, resulted in a total gain of $3.5 billion ($2.2 billion after-tax).

(2)             Discontinued Operations includes the operations from the Company’s June 24, 2005 announced agreement for the sale of substantially all of Citigroup’s Asset Management business to Legg Mason, Inc. The transaction, which closed during the 2005 fourth quarter, resulted in a total gain of $3.5 billion ($2.1 billion after-tax).

(3)             Cumulative Effect of Accounting Change represents the adoption of FIN 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143”. This pronouncement is applicable to real estate leasing agreements that required Citigroup to restore the leased space back to its original condition upon termination of the lease.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

									December 31, 2006
									vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31, 2005
	2005	2005	2005	2005	2006	2006	2006	2006(1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$22,418	$24,512	$24,668	$23,632	$21,411	$24,311	$22,543	$26,514	12%
Deposits at interest with banks	31,770	35,752	34,374	31,645	33,220	35,868	33,939	42,522	34%
Federal funds sold and securities borrowed or purchased under agreements to resell	202,099	232,369	236,105	217,464	239,552	234,390	262,627	282,817	30%
Brokerage receivables	40,747	42,977	42,006	42,823	42,569	46,162	40,970	44,445	4%
Trading account assets	272,841	281,035	293,416	295,820	328,135	327,890	351,149	393,925	33%
Investments	167,589	165,587	165,905	180,597	193,970	194,953	251,748	273,591	51%
Loans, net of unearned income
Consumer	430,008	433,057	440,145	454,620	462,068	480,772	488,673	512,921	13%
Corporate	116,637	122,474	125,780	128,883	143,239	156,313	166,709	166,271	29%
Loans, net of unearned income	546,645	555,531	565,925	583,503	605,307	637,085	655,382	679,192	16%
Allowance for loan losses	(10,894)	(10,418)	(10,015)	(9,782)	(9,505)	(9,144)	(8,979)	(8,940)	9%
Total loans, net	535,751	545,113	555,910	573,721	595,802	627,941	646,403	670,252	17%
Goodwill	32,076	32,235	32,240	33,130	32,933	32,910	33,169	33,415	1%
Intangible assets	15,572	13,894	14,376	14,749	15,092	15,850	15,725	15,901	8%
Other assets	73,950	79,891	72,613	80,456	83,517	86,276	87,975	99,174	23%
Assets of discontinued operations held for sale	95,078	94,424	1,180	—	—	—	—	—	—
Total assets	$1,489,891	$1,547,789	$1,472,793	$1,494,037	$1,586,201	$1,626,551	$1,746,248	$1,882,556	26%

Liabilities
Non-interest-bearing deposits in U.S. offices	$38,507	$37,658	$37,996	$36,638	$37,885	$38,018	$36,358	$38,615	5%
Interest-bearing deposits in U.S. offices	159,889	159,825	162,310	169,277	176,032	177,385	183,467	195,002	15%
Non-interest-bearing deposits in offices outside the U.S.	29,930	31,281	32,374	32,614	34,323	32,981	32,721	35,149	8%
Interest-bearing deposits in offices outside the U.S.	339,963	343,156	347,756	353,299	379,118	397,421	416,732	443,275	25%

Total deposits	568,289	571,920	580,436	591,828	627,358	645,805	669,278	712,041	20%
Federal funds purchased and securities loaned or sold under agreements to repurchase	217,599	252,774	243,819	242,392	279,540	264,494	320,095	349,235	44%
Brokerage payables	52,088	53,600	57,330	70,994	70,214	74,970	97,229	85,119	20%
Trading account liabilities	120,511	133,807	140,723	121,108	144,888	142,983	138,876	145,887	20%
Short-term borrowings	62,704	62,984	58,224	66,930	58,130	72,581	70,501	100,833	51%
Long-term debt	207,935	211,346	213,894	217,499	227,165	239,557	260,089	288,494	33%
Other liabilities(2)	63,856	64,109	66,165	70,749	64,488	70,733	72,315	81,164	15%
Liabilities of discontinued operations held for sale	86,373	84,212	365	—	—	—	—	—	—
Total liabilities	1,379,355	1,434,752	1,360,956	1,381,500	1,471,783	1,511,123	1,628,383	1,762,773	28%

Stockholders’ equity
Preferred Stock	1,125	1,125	1,125	1,125	1,000	1,000	1,000	1,000	(11)%
Common Stock	55	55	55	55	55	55	55	55	—
Additional paid-in capital	16,243	17,160	17,636	17,483	17,119	17,426	17,825	18,253	4%
Retained earnings	105,269	108,026	112,868	117,555	120,703	123,497	126,544	129,267	10%
Treasury stock	(10,475)	(12,299)	(17,290)	(21,149)	(21,753)	(23,199)	(24,737)	(25,092)	(19)%
Accumulated other changes in equity from nonowner sources	(1,681)	(1,030)	(2,557)	(2,532)	(2,706)	(3,351)	(2,822)	(3,700)	(46%

Total stockholders’ equity	110,536	113,037	111,837	112,537	114,418	115,428	117,865	119,783	6%

Total liabilities and stockholders’ equity	$1,489,891	$1,547,789	$1,472,793	$1,494,037	$1,586,201	$1,626,551	$1,746,248	$1,882,556	26%

(1)                Preliminary

(2)                Includes allowance for credit losses for letters of credit and unfunded lending commitments of $600 million, $700 million, $800 million, and $850 million for the first, second, third, and fourth quarters of 2005, respectively, and $900 million, $1,050 million, $1,100 and $1,100 million for the first, second, third and fourth quarters of 2006, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER Page 1 (In millions of dollars)

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)

Global Consumer:
Net Interest Revenue	$7,518	$7,325	$7,369	$7,314	$7,224	$7,481	$7,523	$7,073	(3)%	$29,526	$29,301	(1)%
Non-Interest Revenue	4,600	4,682	4,952	4,485	4,731	5,147	5,311	5,809	30%	18,719	20,998	12%
Total Revenues, Net of Interest Expense	12,118	12,007	12,321	11,799	11,955	12,628	12,834	12,882	9%	48,245	50,299	4%
Total Operating Expenses	5,846	5,753	5,657	6,062	6,357	6,379	6,316	6,881	14%	23,318	25,933	11%
Provisions for Loan Losses and for Benefits and Claims	2,102	2,047	2,770	2,144	1,668	1,649	1,994	2,268	6%	9,063	7,579	(16)%
Income Before Taxes and Minority Interest	4,170	4,207	3,894	3,593	3,930	4,600	4,524	3,733	4%	15,864	16,787	6%
Income Taxes	1,314	1,295	1,153	1,142	847	1,400	1,312	1,107	(3)%	4,904	4,666	(5)%
Minority Interest, Net of Tax	13	15	18	17	10	23	17	15	(12)%	63	65	3%
Net Income	$2,843	$2,897	$2,723	$2,434	$3,073	$3,177	$3,195	$2,611	7%	$10,897	$12,056	11%

Key Indicators (in billions of dollars):
Average Managed Loans	$473.1	$476.4	$483.0	$495.8	$509.0	$526.2	$537.9	$552.7	11%
Average Deposits	$227.3	$230.2	$233.0	$236.1	$243.6	$247.4	$253.9	$263.5	12%
EOP Assets Under Management (AUMs)	$170.0	$174.8	$183.7	$188.0	$199.2	$197.2	$203.8	$219.6	17%
Total Branches (actual number)	$6,874	$6,981	$7,054	$7,237	$7,440	$7,670	$7,933	$8,110	12%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER Page 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 vs. 4Q05 Increase/	Full Year	Full Year	YTD 2006 vs. YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)

U.S.:
Net Interest Revenue	$4,540	$4,247	$4,422	$4,301	$4,138	$4,189	$4,141	$4,178	(3)%	$17,510	$16,646	(5)%
Non-Interest Revenue	3,423	3,243	3,279	2,652	3,122	3,384	3,663	3,779	42%	12,597	13,948	11%

Total Revenues, Net of Interest Expense	7,963	7,490	7,701	6,953	7,260	7,573	7,804	7,957	14%	30,107	30,594	2%
Total Operating Expenses	3,337	3,358	3,290	3,464	3,569	3,551	3,426	3,603	4%	13,449	14,149	5%
Provisions for Loan Losses and for Benefits and Claims	1,429	1,317	1,573	1,281	901	827	962	1,110	(13)%	5,600	3,800	(32)%

Income Before Taxes and Minority Interest	3,197	2,815	2,838	2,208	2,790	3,195	3,416	3,244	47%	11,058	12,645	14%
Income Taxes	1,104	945	996	778	777	1,121	1,162	1,137	46%	3,823	4,197	10%
Minority Interest, Net of Tax	13	16	17	16	9	20	16	13	(19)%	62	58	(6)%

Net Income	$2,080	$1,854	$1,825	$1,414	$2,004	$2,054	$2,238	$2,094	48%	$7,173	$8,390	17%

Key Indicators (in billions of dollars):
Average Managed Loans	$366.9	$369.9	$376.1	$389.6	$400.8	$413.7	$421.8	$430.5	10%
Average Deposits	$91.6	$95.9	$96.9	$97.1	$99.1	$100.8	$105.5	$113.1	16%
EOP Assets Under Management (AUMs)	$67.3	$68.7	$70.9	$72.6	$75.0	$74.4	$76.1	$81.4	12%
Total Branches (actual number)	3,156	3,158	3,158	3,173	3,205	3,253	3,353	3,441	8%

International:
Net Interest Revenue	$3,002	$3,119	$2,995	$3,064	$3,133	$3,343	$3,445	$2,945	(4)%	$12,180	$12,866	6%
Non-Interest Revenue	1,356	1,416	1,638	1,806	1,576	1,731	1,622	2,000	11%	6,216	6,929	11%

Total Revenues, Net of Interest Expense	4,358	4,535	4,633	4,870	4,709	5,074	5,067	4,945	2%	18,396	19,795	8%
Total Operating Expenses	2,422	2,320	2,280	2,498	2,621	2,701	2,769	3,110	24%	9,520	11,201	18%
Provisions for Loan Losses and for Benefits and Claims	673	730	1,197	863	767	822	1,032	1,158	34%	3,463	3,779	9%

Income Before Taxes and Minority Interest	1,263	1,485	1,156	1,509	1,321	1,551	1,266	677	(55)%	5,413	4,815	(11)%
Income Taxes	324	385	193	412	184	333	227	47	(89)%	1,314	791	(40)%
Minority Interest, Net of Tax	—	(1)	1	1	1	3	1	2	100%	1	7	NM

Net Income	$939	$1,101	$962	$1,096	$1,136	$1,215	$1,038	$628	(43)%	$4,098	$4,017	(2)%

Key Indicators (in billions of dollars):
Average Loans	$106.2	$106.5	$106.9	$106.2	$108.2	$112.5	$116.1	$122.2	15%
Average Deposits	$135.7	$134.3	$136.1	$139.0	$144.5	$146.6	$148.4	$150.4	8%
EOP Assets Under Management (AUMs)	$102.7	$106.1	$112.8	$115.4	$124.2	$122.8	$127.7	$138.2	20%
Total Branches (actual number)	3,718	3,823	3,896	4,064	4,235	4,417	4,580	4,669	15%

Other Consumer:
Net Interest Revenue	$(24)	$(41)	$(48)	$(51)	$(47)	$(51)	$(63)	$(50)	2%	$(164)	$(211)	(29)%
Non-Interest Revenue	(179)	23	35	27	33	32	26	30	11%	(94)	121	NM

Total Revenues, Net of Interest Expense	(203)	(18)	(13)	(24)	(14)	(19)	(37)	(20)	17%	(258)	(90)	65
Total Operating Expenses	87	75	87	100	167	127	121	168	68%	349	583	67%
Income Before Taxes	(290)	(93)	(100)	(124)	(181)	(146)	(158)	(188)	(52)%	(607)	(673)	(11)%
Income Taxes	(114)	(35)	(36)	(48)	(114)	(54)	(77)	(77)	(60)%	(233)	(322)	(38)%

Net Income	$(176)	$(58)	$(64)	$(76)	$(67)	$(92)	$(81)	$(111)	(46)%	$(374)	$(351)	6%

NM      Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CARDS—Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**

Revenues increased 31% and net income was up 125%, primarily reflecting the absence of a $545 million pre-tax charge to conform accounting practices for customer rewards in the prior-year period. Excluding the rewards charge, revenues increased 9% and net income grew 27%.

	**	Revenue growth was primarily driven by higher results from previously securitized receivables and increased fee revenue. Net interest revenues declined due to net interest margin compression.

	**	Credit costs declined 15% due to lower bankruptcy filings and a stable credit environment. The managed net credit loss ratio was 4.35%, a decline of 233 basis points versus the prior year.

	**	Average managed loans grew 2%, driven by higher reward and private label card balances, including the addition of Federated card receivables.

												YTD 2006 vs
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 vs. 4Q05 Increase/	Full Year	Full Year	YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Net Interest Revenue	$1,449	$1,202	$1,353	$1,300	$1,193	$1,167	$1,140	$1,126	(13)%	$5,304	$4,626	(13)%
Non-Interest Revenue	2,006	2,061	2,028	1,425	2,041	2,084	2,312	2,445	72%	7,520	8,882	18%

Total Revenues, Net of Interest Expense(1)	3,455	3,263	3,381	2,725	3,234	3,251	3,452	3,571	31%	12,824	13,508	5%
Total Operating Expenses	1,500	1,503	1,458	1,541	1,532	1,554	1,447	1,535	—	6,002	6,068	1%
Net Credit Losses	756	640	649	692	446	447	456	439	(37)%	2,737	1,788	(35)%
Credit Reserve Build / (Release)	—	—	30	(200)	(72)	(160)	(122)	(37)	82%	(170)	(391)	NM
Provision for Benefits & Claims	—	—	—	—	21	25	26	18	—	—	90	—
Provision for Loan Losses and for Benefits and Claims	756	640	679	492	395	312	360	420	(15)%	2,567	1,487	(42)%
Income Before Taxes and Minority Interest	1,199	1,120	1,244	692	1,307	1,385	1,645	1,616	NM	4,255	5,953	40%
Income Taxes and Minority Interest	421	385	447	248	381	507	560	615	NM	1,501	2,063	37%

Net Income	$778	$735	$797	$444	$926	$878	$1,085	$1,001	NM	$2,754	$3,890	41%

Average Assets (in billions of dollars)	$71	$65	$63	$63	$63	$63	$64	$62	(2)%	$66	$63	(5)%
Return on Assets	4.44%	4.54%	5.02%	2.80%	5.96%	5.59%	6.73%	6.41%		4.17%	6.17%

Net Credit Loss Ratio	5.77%	5.47%	5.76%	6.38%	4.27%	4.11%	4.22%	4.30%

Average Risk Capital	$5,638	$5,855	$5,848	$5,756	$5,563	$5,591	$5,628	$5,544	(4)%	$5,774	$5,581	(3)%

Return on Risk Capital	56%	50%	54%	31%	68%	63%	76%	72%		48%	70%
Return on Invested Capital	23%	21%	22%	13%	28%	26%	32%	30%		20%	29%

KEY INDICATORS—Managed Basis(2) (in billions of dollars)
Return on Managed Assets	2.12%	2.04%	2.20%	1.22%	2.59%	2.42%	2.91%	2.71%

Average Managed Loans:
Securitized	$86.4	$87.7	$89.8	$92.8	$94.7	$94.5	$97.3	$99.1	7%
Held for Sale	0.2	0.6	—	0.7	0.3	—	0.5	0.2	(71)%
On Balance Sheet	53.1	47.0	44.7	43.0	42.3	43.6	42.8	40.5	(6)%
Total Managed	$139.7	$135.3	$134.5	$136.5	$137.3	$138.1	$140.6	$139.8	2%

Bankcards	$114.4	$110.4	$109.2	$109.6	$110.4	$110.3	$110.6	$109.2	—
Private Label	25.3	24.9	25.3	26.9	26.9	27.8	30.0	30.6	14%
Total Managed	$139.7	$135.3	$134.5	$136.5	$137.3	$138.1	$140.6	$139.8	2%

End of Period Managed Loans:
Bankcards	$111.9	$110.2	$109.1	$113.7	$109.7	$111.3	$110.3	$111.6	(2)%
Private Label	24.7	25.2	25.6	27.9	26.2	29.4	30.5	32.4	16%
Total	$136.6	$135.4	$134.7	$141.6	$135.9	$140.7	$140.8	$144.0	2%

(1)                The 2005 first quarter, 2005 second quarter, 2005 third quarter, 2005 fourth quarter, 2006 first quarter, 2006 second quarter, 2006 third quarter and 2006 fourth quarter include releases of $129 million, $102 million, $137 million, $186 million, $90 million, $125 million, $109 million and $74 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)                Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CARDS—Page 2 (In millions of dollars)

										4Q06 vs.
										4Q05
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/
		2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)

SUPPLEMENTAL DISCLOSURE—Managed Basis(1):
EOP Open Accounts (in millions)		124.5	122.7	119.4	131.2	131.1	144.4	151.1	153.2	17%
Purchase Sales (in billions of dollars)(2)		$61.7	$69.8	$70.9	$75.8	$68.4	$77.9	$77.0	$81.0	7%

Managed Average Yield(3)	Bankcards	12.17%	12.42%	12.76%	12.43%	12.85%	12.52%	12.61%	12.82%
	Private Label	19.99%	19.43%	19.24%	18.91%	19.55%	19.02%	19.14%	18.63%
	Total	13.58%	13.71%	13.98%	13.71%	14.16%	13.83%	14.00%	14.09%

Managed Net Interest Revenue (in millions of dollars)(4)	Bankcards	$2,690	$2,572	$2,650	$2,524	$2,471	$2,292	$2,332	$2,364	(6)%
	Private Label	1,111	1,048	1,088	1,124	1,076	1,112	1,312	1,296	15%
	Total	$3,801	$3,620	$3,738	$3,648	$3,547	$3,404	$3,644	$3,660	—

Managed Net Interest Revenue as a % of Average Managed Loans	Bankcards	9.54%	9.35%	9.64%	9.14%	9.09%	8.33%	8.37%	8.59%
	Private Label	17.81%	16.88%	17.06%	16.58%	16.22%	16.04%	17.35%	16.80%
	Total	11.03%	10.74%	11.03%	10.60%	10.48%	9.89%	10.28%	10.39%

Managed Net Credit Margin (in millions of dollars)(5)	Bankcards	$1,888	$1,798	$1,881	$823	$2,146	$1,942	$1,904	$1,994	NM
	Private Label	642	635	672	652	617	669	792	855	31%
	Total	$2,530	$2,433	$2,553	$1,475	$2,763	$2,611	$2,696	$2,849	93%

Managed Net Credit Margin as a % of Average Managed Loans	Bankcards	6.69%	6.53%	6.83%	2.98%	7.88%	7.06%	6.83%	7.24%
	Private Label	10.29%	10.23%	10.54%	9.62%	9.30%	9.65%	10.47%	11.09%
	Total	7.34%	7.21%	7.53%	4.29%	8.16%	7.58%	7.61%	8.09%

Managed Net Credit Losses (in millions of dollars)	Bankcards	$1,490	$1,564	$1,531	$1,828	$948	$1,040	$1,124	$1,116	(39)%
	Private Label	431	392	385	470	373	376	384	417	(11)%
	Total	$1,921	$1,956	$1,916	$2,298	$1,321	$1,416	$1,508	$1,533	(33)%

Coincident Managed Net Credit Loss Ratio:	Bankcards	5.28%	5.69%	5.57%	6.61%	3.49%	3.78%	4.03%	4.05%
	Private Label	6.91%	6.31%	6.04%	6.93%	5.62%	5.42%	5.08%	5.41%
	Total	5.58%	5.80%	5.66%	6.68%	3.90%	4.11%	4.26%	4.35%
12 Month Lagged Managed Net Credit Loss Ratio
		5.70%	5.84%	5.58%	6.50%	3.83%	4.20%	4.45%	4.46%

Managed Loans 90+Days Past Due	Bankcards	$1,716	$1,580	$1,579	$1,553	$1,536	$1,530	$1,580	$1,619	4%
	Private Label	684	672	701	922	825	705	675	715	(22)%
	Total	$2,400	$2,252	$2,280	$2,475	$2,361	$2,235	$2,255	$2,334	(6)%

% of EOP Managed Loans	Bankcards	1.53%	1.43%	1.45%	1.37%	1.40%	1.37%	1.43%	1.45%
	Private Label	2.78%	2.67%	2.74%	3.30%	3.15%	2.40%	2.21%	2.21%
	Total	1.76%	1.66%	1.69%	1.75%	1.74%	1.58%	1.60%	1.62%

(1)             Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(2)             Purchase Sales represents customers’ purchased sales plus cash advances.

(3)             Gross interest revenue earned divided by average managed loans.

(4)             Includes certain fees that are recorded as interest revenue.

(5)             Total Revenues, net of Interest Expense,  less Net Credit Losses.

NM         Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. RETAIL DISTRIBUTION—Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**

Revenue growth was primarily driven by increased customer business volumes, which were largely offset by net interest margin compression.  Average deposits and loans grew 19% and 11%, respectively, and investment product sales grew 27%.  Deposits in Citibank e-savings reached $9.9 billion.  Lower net interest margins reflected increased e-savings and time deposits, which were driven by new marketing campaigns and a shift in customer preferences.

**	Expenses increased 13% on higher customer activity, increased marketing, and investment in new branches. During the quarter, 42 new Citibank branches and 50 consumer finance branches were opened.

**	Net income increased 18%, as credit costs declined significantly due to lower bankruptcy filings. The net credit loss ratio declined 110 basis points to 2.88%.

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Net Interest Revenue	$1,489	$1,496	$1,488	$1,484	$1,451	$1,497	$1,521	$1,511	2%	$5,957	$5,980	—
Non-Interest Revenue	968	864	851	875	845	1,002	861	896	2%	3,558	3,604	1%
Total Revenues, Net of Interest Expense	2,457	2,360	2,339	2,359	2,296	2,499	2,382	2,407	2%	9,515	9,584	1%
Total Operating Expenses	1,085	1,107	1,099	1,116	1,221	1,200	1,201	1,256	13%	4,407	4,878	11%
Net Credit Losses	326	346	314	418	279	288	282	337	(19)%	1,404	1,186	(16)%
Credit Reserve Build / (Release)	(17)	—	275	44	(55)	(31)	(29)	(59)	NM	302	(174)	NM
Provision for Benefits & Claims	182	177	170	175	163	168	193	162	(7)%	704	686	(3)%
Provision for Loan Losses and for Benefits and Claims	491	523	759	637	387	425	446	440	(31)%	2,410	1,698	(30)%
Income Before Taxes	881	730	481	606	688	874	735	711	17%	2,698	3,008	11%
Income Taxes	317	252	162	215	173	306	254	248	15%	946	981	4%
Net Income	$564	$478	$319	$391	$515	$568	$481	$463	18%	$1,752	$2,027	16%
Average Assets (in billions of dollars)	$63	$64	$65	$65	$66	$69	$70	$72	11%	$64	$69	8%
Return on Assets	3.63%	3.00%	1.95%	2.39%	3.16%	3.30%	2.73%	2.55%		2.74%	2.94%
Average Risk Capital	$2,940	$2,983	$3,003	$2,982	$3,459	$3,520	$3,591	$3,638	22%	$2,977	$3,552	19%
Return on Risk Capital	78%	64%	42%	52%	60%	65%	53%	50%		59%	57%
Return on Invested Capital	20%	18%	13%	15%	23%	24%	21%	20%		17%	22%

Revenues by Business:
Citibank Branches	$853	$766	$754	$730	$737	$904	$765	$743	2%	$3,103	$3,149	1%
CitiFinancial Branches	1,053	1,054	1,035	1,048	1,008	1,037	1,052	1,098	5%	4,190	4,195	—
Primerica Financial Services	551	540	550	581	551	558	565	566	(3)%	2,222	2,240	1%
Total Revenues, Net of Interest Expense	$2,457	$2,360	$2,339	$2,359	$2,296	$2,499	$2,382	$2,407	2%	$9,515	$9,584	1%

Net Income by Business:
Citibank Branches	$185	$114	$111	$96	$100	$165	$79	$36	(63)%	$506	$380	(25)%
CitiFinancial Branches	245	228	72	151	265	264	270	278	84%	696	1,077	55%
Primerica Financial Services	134	136	136	144	150	139	132	149	3%	550	570	4%
Total Net Income	$564	$478	$319	$391	$515	$568	$481	$463	18%	$1,752	$2,027	16%

NM   Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. RETAIL DISTRIBUTION—Page 2 (In millions of dollars)

		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 vs. 4Q05 Increase/
		2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)
KEY INDICATORS:

Average Loans (in billions of dollars)	Citibank Branches	$8.2	$8.5	$8.8	$9.1	$9.4	$9.8	$10.5	$10.9	20%
	CitiFinancial Branches	31.2	31.2	31.9	32.6	33.1	33.8	34.7	35.5	9%
	Total	$39.4	$39.7	$40.7	$41.7	$42.5	$43.6	$45.2	$46.4	11%

Average Loans by Product (in billions of dollars)	Real estate secured loans	$20.4	$20.8	$21.2	$21.8	$22.3	$23.0	$23.7	$24.3	11%
	Personal loans	14.4	14.4	14.8	15.0	15.2	15.5	16.2	16.7	11%
	Sales finance and other	4.6	4.5	4.7	4.9	5.0	5.1	5.3	5.4	10%
	Total	$39.4	$39.7	$40.7	$41.7	$42.5	$43.6	$45.2	$46.4	11%

Net Interest Revenue (in millions of dollars)	Citibank Branches	$513	$523	$509	$512	$501	$505	$508	$479	(6)%
	CitiFinancial Branches	918	918	919	903	891	933	950	972	8%
	Primerica Financial Services	58	55	60	69	59	59	63	60	(13)%
	Total	$1,489	$1,496	$1,488	$1,484	$1,451	$1,497	$1,521	$1,511	2%

Net Credit Loss Ratio		3.36%	3.50%	3.06%	3.98%	2.66%	2.65%	2.48%	2.88%

Loans 90+ Days Past Due (in millions of dollars)		$782	$723	$787	$818	$740	$717	$780	$834	2%
% of EOP Loans		1.98%	1.79%	1.91%	1.94%	1.73%	1.62%	1.69%	1.73%

Number of Branches:	Citibank	883	885	884	896	906	892	931	972	8%
	CitiFinancial	2,273	2,273	2,274	2,277	2,299	2,361	2,422	2,469	8%
	Total	3,156	3,158	3,158	3,173	3,205	3,253	3,353	3,441	8%

Total EOP Accounts (in millions)	Citibank Branches	10.3	10.4	10.5	10.5	10.7	10.9	11.1	11.4	9%
	CitiFinancial Branches	5.3	5.3	5.4	5.5	5.3	5.4	5.5	5.6	2%
	Primerica Financial Services	4.8	4.8	4.9	4.8	4.9	4.9	5.0	4.8	—
	Total	20.4	20.5	20.8	20.8	20.9	21.2	21.6	21.8	5%

Citibank Branches—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits		$65.6	$66.4	$65.1	$63.6	$64.1	$64.1	$64.7	$66.2	4%
Time Deposits, CDs and Other Total Deposits(1)		10.9	12.6	13.2	14.5	16.2	17.9	22.5	27.1	87%
		$76.5	$79.0	$78.3	$78.1	$80.3	$82.0	$87.2	$93.3	19%

Checking Accounts (in millions)		3.5	3.5	3.5	3.5	3.6	3.6	3.8	3.9	11%

EOP Investment AUMs (in billions of dollars)		$39.8	$40.7	$41.6	$42.5	$43.8	$43.1	$43.6	$47.0	11%

Total Investment Product Sales (in billions of dollars)		$3.1	$3.0	$3.2	$3.0	$3.9	$4.1	$3.7	$3.8	27%

Primerica Financial Services:
Life Insurance in Force (in billions of dollars)		$553.1	$562.7	$572.4	$581.3	$583.9	$596.4	$602.8	$605.5	4%
Loan Volumes (in millions of dollars)		$972.8	$963.6	$1,099.9	$1,381.4	$1,087.0	$1,104.0	$917.0	$1,026.2	(26)%
Mutual Fund Sales at NAV (in millions of dollars)		$903	$865	$798	$791	$971	$951	$824	$867	10%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)		$328	$271	$283	$302	$388	$362	$345	$346	15%
Investment AUMs (EOP) (in billions of dollars)		$27.5	$28.0	$29.3	$30.1	$31.2	$31.3	$32.5	$34.4	14%

(1)             The Smith Barney Bank Deposit Program deposits are disclosed within Smith Barney in the Global Wealth Management segment.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CONSUMER LENDING—Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**   Revenues increased 6%, driven by increased loan balances and higher gains on sales of securities.  Net interest revenues increased slightly, as 17% growth in average loans was largely offset by net interest margin compression across the loan portfolios.

**   Expenses increased 3%, primarily due to investment spending and higher collection costs.  Higher credit costs reflected portfolio growth and seasoning, as well as increased net credit losses in second mortgages and auto loans.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	4Q 2006	4Q06 vs. 4Q05 Increase/ (Decrease)	Full Year 2005	Full Year 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Net Interest Revenue	$1,273	$1,227	$1,209	$1,222	$1,207	$1,214	$1,185	$1,235	1%	$4,931	$4,841	(2)%
Non-Interest Revenue	100	149	123	166	53	93	296	236	42%	538	678	26%
Total Revenues, Net of Interest Expense	1,373	1,376	1,332	1,388	1,260	1,307	1,481	1,471	6%	5,469	5,519	1%
Total Operating Expenses	411	413	425	451	453	444	450	466	3%	1,700	1,813	7%
Net Credit Losses	181	146	168	178	176	160	193	258	45%	673	787	17%
Credit Reserve Build / (Release)	(1)	1	(56)	(8)	(31)	(75)	(8)	(13)	(63)%	(64)	(127)	(98)%
Provision for Benefits & Claims	2	1	2	—	(2)	1	1	—	—	5	—	(100)%
Provision for Loan Losses and for Benefits and Claims	182	148	114	170	143	86	186	245	44%	614	660	7%
Income Before Taxes and Minority Interest	780	815	793	767	664	777	845	760	(1)%	3,155	3,046	(3)%
Income Taxes	281	292	289	293	218	287	308	263	(10)%	1,155	1,076	(7)%
Minority Interest, Net of Tax	13	16	17	16	9	20	16	13	(19)%	62	58	(6)%
Net Income	$486	$507	$487	$458	$437	$470	$521	$484	6%	$1,938	$1,912	(1)%

Average Assets (in billions of dollars)	$178	$186	$192	$201	$209	$221	$244	$291	45%	$189	$241	28%
Return on Assets	1.11%	1.09%	1.01%	0.90%	0.85%	0.85%	0.85%	0.66%		1.03%	0.79%
Average Risk Capital	$3,291	$3,341	$3,218	$3,270	$3,732	$3,451	$3,770	$4,766	46%	$3,280	$3,930	20%
Return on Risk Capital	60%	61%	60%	56%	47%	55%	55%	40%		59%	49%
Return on Invested Capital	38%	32%	31%	29%	27%	30%	31%	25%		32%	28%

Revenues by Business:
Real Estate Lending	$924	$888	$836	$910	$843	$793	$1,000	$984	8%	$3,558	$3,620	2%
Student Loans	132	176	173	171	117	202	163	150	(12)%	652	632	(3)%
Auto	317	312	323	307	300	312	318	337	10%	1,259	1,267	1%
Total Revenues, Net of Interest Expense	$1,373	$1,376	$1,332	$1,388	$1,260	$1,307	$1,481	$1,471	6%	$5,469	$5,519	1%

Net Income by Business:
Real Estate Lending	$363	$356	$318	$341	$328	$297	$389	$387	13%	$1,378	$1,401	2%
Student Loans	52	62	62	58	38	75	58	49	(16)%	234	220	(6)%
Auto	71	89	107	59	71	98	74	48	(19)%	326	291	(11)%
Total Net Income	$486	$507	$487	$458	$437	$470	$521	$484	6%	$1,938	$1,912	(1)%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 2

									4Q06 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)
KEY INDICATORS:

Real Estate Lending—Balances (in billions of dollars):
Average Loans	$122.2	$126.5	$132.2	$141.5	$149.6	$159.1	$163.5	$171.1	21%
Originations	$25.9	$33.3	$37.0	$35.7	$32.4	$38.6	$35.8	$35.3	(1)%
Third Party Mortgage Servicing Portfolio (EOP)	$288.8	$287.2	$293.5	$293.8	$307.4	$324.9	$353.2	$357.8	22%
Net Servicing & Gain/(Loss) on Sale—(in millions of dollars)	$82.3	$82.3	$51.9	$77.1	$10.5	$(11.7)	$74.4	$27.1	(65)%

Net Interest Revenue—(in millions of dollars)	$831	$793	$774	$815	$812	$804	$788	$825	1%
NIR as a % of Average Loans	2.76%	2.51%	2.32%	2.29%	2.20%	2.03%	1.91%	1.91%

Net Credit Loss Ratio	0.23%	0.19%	0.17%	0.16%	0.19%	0.19%	0.19%	0.23%

Loans 90+Days Past Due—(in millions of dollars)	$1,911	$1,672	$1,697	$1,766	$1,605	$1,524	$1,692	$1,930	9%
% of EOP Loans	1.54%	1.31%	1.24%	1.22%	1.03%	0.94%	1.02%	1.11%

Student Loans—Balances (in billions of dollars):
Average Loans	$24.9	$25.7	$25.3	$24.9	$24.7	$24.7	$23.2	$21.9	(12)%
Originations	$2.6	$1.6	$3.8	$2.8	$2.9	$1.9	$4.1	$2.1	(25)%

Net Interest Revenue—(in millions of dollars)	$134	$129	$121	$109	$104	$106	$88	$83	(24)%
NIR as a % of Average Loans	2.18%	2.01%	1.90%	1.74%	1.71%	1.72%	1.50%	1.50%

Net Credit Loss Ratio	0.02%	0.07%	0.04%	0.08%	0.03%	0.08%	0.10%	0.09%

Loans 90+Days Past Due—(in millions of dollars)	$773	$792	$814	$743	$729	$747	$726	$775	4%
% of EOP Loans	3.06%	3.25%	3.25%	3.11%	2.95%	3.26%	3.34%	3.56%

Auto—(in billions of dollars):
Average Loans	$11.0	$11.4	$11.9	$12.3	$12.8	$13.5	$14.3	$15.5	26%
Originations	$1.4	$1.6	$1.9	$1.5	$2.0	$2.0	$2.4	$2.7	80%

Net Interest Revenue—(in millions of dollars)	$308	$305	$314	$298	$291	$304	$309	$327	10%
NIR as a % of Average Loans	11.36%	10.73%	10.47%	9.61%	9.22%	9.03%	8.57%	8.37%

Net Credit Margin (NCM)—(in millions of dollars)	$204	$231	$213	$191	$196	$231	$207	$184	(4)%
NCM as a % of Average Loans	7.52%	8.13%	7.10%	6.16%	6.21%	6.86%	5.74%	4.71%

Net Credit Loss Ratio	4.17%	2.81%	3.70%	3.74%	3.29%	2.44%	3.08%	3.92%

Loans 90+Days Past Due—(in millions of dollars)	$74	$75	$97	$115	$77	$85	$138	$165	43%
% of EOP Loans	0.66%	0.65%	0.80%	0.93%	0.58%	0.61%	0.93%	1.02%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. COMMERCIAL BUSINESS (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

	**	Revenue growth of 6% was driven by increased loan and deposit balances, up 9% and 4% respectively, and stable net interest margins.

**

Net income increased 21%, as higher credit costs were partially offset by a decline in expenses.  Credit costs increased due to the absence of loan loss reserve releases recorded in the prior-year period.  Credit conditions remained stable.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 vs. 4Q05 Increase/	Full Year	Full Year	YTD 2006 vs. YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Net Interest Revenue	$329	$322	$372	$295	$287	$311	$295	$306	4%	$1,318	$1,199	(9)%
Non-Interest Revenue	349	169	277	186	183	205	194	202	9%	981	784	(20)%

Total Revenues, Net of Interest Expense	678	491	649	481	470	516	489	508	6%	2,299	1,983	(14)%

Total Operating Expenses	341	335	308	356	363	353	328	346	(3)%	1,340	1,390	4%
Net Credit Losses	12	12	8	16	14	12	8	23	44%	48	57	19
Credit Reserve Build / (Release)	(12)	(6)	13	(34)	(38)	(8)	(38)	(18)	47%	(39)	(102)	NM
Total Provision for Loan Losses	—	6	21	(18)	(24)	4	(30)	5	NM	9	(45)	NM
Income Before Taxes	337	150	320	143	131	159	191	157	10%	950	638	(33)%
Income Taxes	85	16	98	22	5	21	40	11	(50)%	221	77	(65)%

Net Income	$252	$134	$222	$121	$126	$138	$151	$146	21%	$729	$561	(23)%

Average Assets (in billions of dollars)	$36	$38	$39	$40	$41	$42	$44	$47	18%	$38	$44	16%
Return on Assets	2.84%	1.41%	2.26%	1.20%	1.25%	1.32%	1.36%	1.23%		1.92%	1.28%
Average Risk Capital	$1,969	$1,825	$1,698	$1,758	$2,315	$2,235	$2,323	$2,452	39%	$1,813	$2,331	29%
Return on Risk Capital	52%	29%	52%	27%	22%	25%	26%	24%		40%	24%
Return on Invested Capital	37%	19%	31%	17%	11%	12%	13%	12%		26%	12%

KEY INDICATORS (in billions of dollars):

Total Deposits	$15.1	$16.9	$18.6	$19.0	$18.8	$18.8	$18.3	$19.8	4%

Commercial Real Estate	$12.4	$14.2	$14.5	$15.2	$16.1	$16.7	$16.8	$17.3	14%
Equipment Leasing	12.7	13.1	13.1	13.7	14.1	14.4	14.6	14.8	8%
Other	2.2	3.2	3.3	3.3	3.3	3.3	3.4	3.6	9%
Average Loans	$27.3	$30.5	$30.9	$32.2	$33.5	$34.4	$34.8	$35.7	11%
Average Loans—Liquidating	2.4	0.8	0.6	0.5	0.4	0.3	0.2	0.1	(80)%
Average Loans—Total	$29.7	$31.3	$31.5	$32.7	$33.9	$34.7	$35.0	$35.8	9%
Operating Leases	1.8	1.6	1.6	1.9	1.8	1.8	1.8	1.9	—
Total Average Earning Assets	$31.5	$32.9	$33.1	$34.6	$35.7	$36.5	$36.8	$37.7	9%

Net Credit Loss Ratio	0.17%	0.15%	0.10%	0.19%	0.17%	0.14%	0.09%	0.25%

Loans 90+Days Past Due—(in millions of dollars)	$185	$148	$175	$155	$151	$189	$191	$149	(4)%
% of EOP Loans	0.60%	0.47%	0.54%	0.46%	0.44%	0.53%	0.54%	0.41%

NM         Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CARDS—Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at
www.citigroup.com.

**

Revenues were a record, increasing 21% on higher purchase sales and average loans, both up 26%; this was partially offset by the continued revenue impact of industry-wide credit conditions in the Taiwan cards market.  Revenue and volume growth includes the integration of Credicard in Brazil.  Loan balances grew at a double-digit pace in Mexico, EMEA, Asia, and Latin America.

	**	Expenses grew 26%, reflecting the integration of Credicard, continued investment in organic growth and higher customer activity.

	**	Credit costs increased $272 million, primarily driven by target market expansion in Mexico, which led to higher net credit losses and a $111 million pre-tax addition to increase loan loss reserves.

	**	Net income declined due to higher credit costs, increased investment spending and the absence of a $57 million after-tax gain on sale of a merchant acquiring business in EMEA in the prior-year period.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 vs. 4Q05 Increase/	Full Year	Full Year	YTD 2006 vs. YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Net Interest Revenue	$647	$673	$710	$746	$773	$912	$964	$1,068	43%	$2,776	$3,717	34%
Non-Interest Revenue	458	503	499	614	507	598	555	582	(5)%	2,074	2,242	8%
Total Revenues, Net of Interest Expense	1,105	1,176	1,209	1,360	1,280	1,510	1,519	1,650	21%	4,850	5,959	23%
Total Operating Expenses	568	577	561	665	617	714	740	837	26%	2,371	2,908	23%
Net Credit Losses	160	157	168	182	218	333	347	402	NM	667	1,300	95%
Specific and Unallocated Credit Reserve Build / (Release)	(5)	18	24	35	94	26	59	87	NM	72	266	NM
Total Provision for Loan Losses	155	175	192	217	312	359	406	489	NM	739	1,566	NM
Income Before Taxes and Minority Interest	382	424	456	478	351	437	373	324	(32)%	1,740	1,485	(15)%
Income Taxes and Minority Interest	80	93	73	121	60	109	86	93	(23)%	367	348	(5)%
Net Income	$302	$331	$383	$357	$291	$328	$287	$231	(35)%	$1,373	$1,137	(17)%
Average Assets (in billions of dollars)	$25	$26	$26	$27	$28	$30	$32	$34	26%	$26	$31	19%
Return on Assets	4.90%	5.11%	5.84%	5.25%	4.21%	4.39%	3.56%	2.70%		5.28%	3.67%
Average Risk Capital	$1,595	$1,758	$1,855	$1,967	$2,073	$2,202	$2,185	$2,301	17%	$1,794	$2,190	22%
Return on Risk Capital	77%	76%	82%	72%	57%	60%	52%	40%		77%	52%
Return on Invested Capital	32%	33%	37%	34%	27%	29%	24%	18%		34%	24%

Revenues by Region:
Mexico	$269	$307	$353	$382	$405	$443	$465	$513	34%	$1,311	$1,826	39%
EMEA	294	285	302	396	294	327	328	353	(11)%	1,277	1,302	2%
Japan	73	76	76	77	70	74	72	72	(6)%	302	288	(5)%
Asia (excluding Japan)	401	423	414	425	415	428	402	429	1%	1,663	1,674	1%
Latin America	68	85	64	80	96	238	252	283	NM	297	869	NM
Total	$1,105	$1,176	$1,209	$1,360	$1,280	$1,510	$1,519	$1,650	21%	$4,850	$5,959	23%

Net Income by Region:
Mexico	$127	$125	$204	$108	$149	$147	$133	$84	(22)%	564	513	(9)%
EMEA	32	34	34	88	32	43	55	19	(78)%	188	149	(21)%
Japan	17	17	17	24	21	13	13	16	(33)%	75	63	(16)%
Asia (excluding Japan)	101	117	107	113	54	56	73	82	(27)%	438	265	(39)%
Latin America	25	38	21	24	35	69	13	30	25%	108	147	36%
Total	$302	$331	$383	$357	$291	$328	$287	$231	(35)%	$1,373	$1,137	(17)%

NM      Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 2
(In millions of dollars)

									4Q06 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)
KEY INDICATORS (in billions of dollars)

Average Yield	17.34%	17.52%	18.08%	18.33%	18.61%	19.03%	19.20%	19.52%

Net Interest Revenue as a% of Average Loans	12.26%	12.16%	12.41%	12.65%	12.90%	14.02%	13.91%	14.31%

Net Credit Margin (in millions of dollars)(1)	$945	$1,019	$1,041	$1,178	$1,062	$1,177	$1,172	$1,248	6%

% of Average Loans	17.91%	18.41%	18.19%	19.97%	17.72%	18.09%	16.91%	16.73%

End of Period Loans	$21.6	$22.5	$23.1	$24.1	$24.1	$26.8	$28.1	$31.0	29%
EOP Open Accounts (in millions)	25.2	25.9	26.5	26.5	26.7	30.1	30.6	30.9	17%
Purchase Sales(2)	$16.1	$17.1	$17.3	$18.2	$17.4	$19.7	$20.5	$23.0	26%

Average Loans:
Mexico	$3.6	$4.0	$4.6	$5.2	$5.5	$5.6	$6.0	$6.6	27%
EMEA	6.0	6.3	6.2	6.0	6.1	6.5	6.7	7.4	23%
Japan	1.3	1.3	1.3	1.3	1.3	1.4	1.4	1.4	8%
Asia (excluding Japan)	9.8	9.9	9.8	10.0	10.4	10.7	10.9	11.5	15%
Latin America	0.7	0.7	0.8	0.9	1.0	1.9	2.5	2.7	NM
Total	$21.4	$22.2	$22.7	$23.4	$24.3	$26.1	$27.5	$29.6	26%

Coincident Net Credit Loss Ratio	3.02%	2.84%	2.94%	3.08%	3.64%	5.12%	5.01%	5.39%
12 Month Lagged Net Credit Loss Ratio	3.83%	3.51%	3.61%	3.56%	4.13%	6.02%	6.06%	6.82%

Loans 90+Days Past Due (in millions of dollars)	$354	$382	$411	$469	$535	$643	$723	$709	51%
% of EOP Loans	1.64%	1.70%	1.78%	1.95%	2.22%	2.40%	2.57%	2.29%

(1)                Total Revenues, net of Interest Expense,  less Net Credit Losses.

(2)                Purchase Sales represents customers’ purchased sales plus cash advances.

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CONSUMER FINANCE—Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**

In Japan, revenues and net income declined due to a $375 million after-tax charge to increase reserves for estimated losses due to customer settlements.  Results also include a $40 million after-tax charge to reposition the business, and $74 million after-tax in increased customer settlements and net credit losses versus the prior-year period.   These charges reflect recent changes in the operating environment and the December 13, 2006, passage of changes to consumer lending laws.

**

Outside of Japan, revenues increased 27%, driven by 23% growth in average loans.  Net income declined as revenue growth was offset by increased investment spending, including the opening of 169 new branches, and an increase in credit costs due to portfolio growth.

												YTD 2006 vs.
									4Q06 vs.	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)

Net Interest Revenue	$920	$930	$910	$914	$921	$971	$962	$295	(68)%	$3,674	$3,149	(14)%
Non-Interest Revenue	28	33	40	44	41	38	36	54	23%	145	169	17%
Total Revenues, Net of Interest Expense	948	963	950	958	962	1,009	998	349	(64)%	3,819	3,318	(13)%
Total Operating Expenses	437	380	397	398	419	427	406	498	25%	1,612	1,750	9%
Net Credit Losses	316	321	334	313	319	323	389	380	21%	1,284	1,411	10%
Credit Reserve Build / (Release)	—	1	(10)	—	(16)	17	135	25	—	(9)	161	NM
Provision for Benefits & Claims	(1)	—	—	(2)	1	—	(1)	1	NM	(3)	1	NM
Provision for Loan Losses and for Benefits and Claims	315	322	324	311	304	340	523	406	31%	1,272	1,573	24%
Income Before Taxes (Benefits)	196	261	229	249	239	242	69	(555)	NM	935	(5)	NM
Income Taxes (Benefits)	57	84	77	75	71	69	19	(204)	NM	293	(45)	NM
Net Income (Loss)	$139	$177	$152	$174	$168	$173	$50	$(351)	NM	$642	$40	(94)%
Average Assets (in billions of dollars)	$27	$26	$25	$26	$26	$27	$28	$29	12%	$26	$28	8%
Return on Assets	2.09%	2.73%	2.41%	2.66%	2.62%	2.57%	0.71%	(4.80)%		2.47%	0.14%
Average Risk Capital	$934	$920	$919	$897	$1,165	$1,042	$1,093	$1,156	29%	$918	$1,114	21%
Return on Risk Capital	60%	77%	66%	77%	58%	67%	18%	(120)%		70%	4%
Return on Invested Capital	16%	20%	18%	21%	19%	20%	6%	(30)%		18%	1%

Revenues by Region:
Mexico	$43	$44	$47	$50	$53	$55	$62	$66	32%	$184	$236	28%
EMEA	189	185	185	184	184	193	191	203	10%	743	771	4%
Japan	627	635	609	604	591	615	587	(99)	NM	2,475	1,694	(32)%
Asia (excluding Japan)	61	69	78	86	98	108	120	136	58%	294	462	57%
Latin America	28	30	31	34	36	38	38	43	26%	123	155	26%
Total	$948	$963	$950	$958	$962	$1,009	$998	$349	(64)%	$3,819	$3,318	(13)%

Net Income (Loss) by Region:
Mexico	$9	$8	$9	$10	$10	$11	$12	$8	(20)%	$36	$41	14%
EMEA	(4)	16	3	21	7	15	(13)	(5)	NM	36	4	(89)%
Japan	122	137	122	124	135	134	37	(368)	NM	505	(62)	NM
Asia (excluding Japan)	9	13	16	17	16	12	15	16	(6)%	55	59	7%
Latin America	3	3	2	2	—	1	(1)	(2)	NM	10	(2)	NM
Total	$139	$177	$152	$174	$168	$173	$50	$(351)	NM	$642	$40	(94)%

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 2

									4Q06 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)
KEY INDICATORS:

Average Loans by Product (in billions of dollars):
Real estate secured loans	$8.3	$8.1	$8.0	$8.2	$8.1	$8.5	$8.6	$8.9	9%
Personal loans	13.0	12.9	12.8	12.8	13.3	14.3	14.6	15.0	17%
Auto	0.8	0.6	0.5	0.4	0.3	0.3	0.2	0.2	(50)%
Sales finance and other	0.7	0.8	0.6	0.7	0.7	0.7	0.8	0.8	14%
Total	$22.8	$22.4	$21.9	$22.1	$22.4	$23.8	$24.2	$24.9	13%

Average Loans by Region (in billions of dollars):
Mexico	$0.2	$0.2	$0.3	$0.3	$0.3	$0.3	$0.4	$0.4	33%
EMEA	9.9	9.7	9.5	9.7	9.6	10.4	10.5	10.9	12%
Japan	10.9	10.5	10.0	9.6	9.6	9.9	9.7	9.5	(1)%
Asia (excluding Japan)	1.4	1.6	1.7	2.0	2.3	2.6	2.9	3.4	70%
Latin America	0.4	0.4	0.4	0.5	0.6	0.6	0.7	0.7	40%
Total	$22.8	$22.4	$21.9	$22.1	$22.4	$23.8	$24.2	$24.9	13%

Average Yield	18.31%	18.90%	18.87%	18.63%	19.06%	18.88%	18.49%	7.82%

Net Interest Revenue as a % of Average Loans	16.36%	16.65%	16.49%	16.41%	16.67%	16.36%	15.77%	4.70%

Net Credit Margin (NCM)—(in millions of dollars)	$632	$642	$617	$645	$643	$686	$609	$(31)	NM
NCM as a % of Average Loans	11.24%	11.50%	11.18%	11.58%	11.64%	11.56%	9.98%	(0.49)%

Net Credit Loss Ratio	5.62%	5.75%	6.03%	5.62%	5.78%	5.44%	6.38%	6.05%
Net Credit Loss Ratio—Japan	9.25%	9.68%	9.77%	9.92%	9.12%	9.74%	11.26%	11.15%

Loans 90+ Days Past Due—(in millions of dollars)	$480	$477	$467	$442	$437	$519	$575	$608	38%
% of EOP Loans	2.12%	2.17%	2.13%	2.03%	1.93%	2.16%	2.37%	2.43%

Number of Sales Points:
Japan Branches	405	405	392	325	325	324	324	135	(58)%
Japan Automated Loan Machines (ALMs)	523	588	654	682	731	809	809	809	19%
Total Japan	928	993	1,046	1,007	1,056	1,133	1,133	944	(6)%

Mexico Branches	217	233	255	268	288	312	349	394	47%
EMEA Branches	264	277	282	284	306	326	339	354	25%
Asia (excluding Japan) Branches	224	250	293	418	489	547	582	641	53%
Latin America Branches	118	128	138	160	180	188	213	255	59%
Total	1,751	1,881	2,014	2,137	2,319	2,506	2,616	2,588	21%

NM      Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL RETAIL BANKING—Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**

Revenues were a record, increasing 15%, driven by increased deposits and loans, up 8% and 12% respectively, and 33% growth in investment product sales.  Results also include a $234 million net pre-tax gain on the sale of Avantel, a telecommunications company in Mexico.  Loan balances grew at a double-digit pace in Asia, EMEA, and Latin America.

	**	Expense growth reflected increased business volumes and continued investment spending. During the quarter, 119 new branches were opened.

	**	Credit costs declined due to the absence of charges to increase loan loss reserves in the prior-year period. The NCL rate remained stable at 1.29%.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 vs. 4Q05 Increase/	Full Year	Full Year	YTD 2006 vs. YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Net Interest Revenue	$1,435	$1,516	$1,375	$1,404	$1,439	$1,460	$1,519	$1,582	13%	$5,730	$6,000	5%
Non-Interest Revenue	870	880	1,099	1,148	1,028	1,095	1,031	1,364	19%	3,997	4,518	13%
Total Revenues, Net of Interest Expense	2,305	2,396	2,474	2,552	2,467	2,555	2,550	2,946	15%	9,727	10,518	8%
Total Operating Expenses	1,417	1,363	1,322	1,435	1,585	1,560	1,623	1,775	24%	5,537	6,543	18%
Net Credit Losses	179	181	1,288	234	184	191	141	221	(6)%	1,882	737	(61)%
Credit Reserve Build / (Release)	(9)	19	(649)	51	(77)	(105)	(93)	(12)	NM	(588)	(287)	51%
Provision for Benefits & Claims	33	33	42	50	44	37	55	54	8%	158	190	20%
Provision for Loan Losses and for Benefits and Claims	203	233	681	335	151	123	103	263	(21)%	1,452	640	(56)%
Income Before Taxes and Minority Interest	685	800	471	782	731	872	824	908	16%	2,738	3,335	22%
Income Taxes and Minority Interest	187	207	44	217	54	158	123	160	(26)%	655	495	(24)%

Net Income	$498	$593	$427	$565	$677	$714	$701	$748	32%	$2,083	$2,840	36%

Average Assets (in billions of dollars)	$113	$114	$115	$116	$119	$120	$127	$131	13%	$115	$124	8%
Return on Assets	1.79%	2.09%	1.47%	1.93%	2.31%	2.39%	2.19%	2.27%		1.81%	2.29%
Average Risk Capital	$9,983	$10,663	$10,802	$9,764	$9,407	$9,481	$9,348	$9,641	(1)%	$10,302	$9,470	(8)%
Return on Risk Capital	20%	22%	16%	23%	29%	30%	30%	31%		20%	30%
Return on Invested Capital	12%	13%	9%	12%	15%	16%	15%	17%		11%	16%

Total Revenues, Net of Interest Expense:
Mexico	$648	$704	$739	$787	$691	$694	$711	$1,033	31%	$2,878	$3,129	9%
EMEA	765	786	784	846	792	840	834	848	—	3,181	3,314	4%
Japan	121	116	118	119	114	118	123	118	(1)%	474	473	—
Asia (excluding Japan)	610	624	649	621	676	708	687	726	17%	2,504	2,797	12%
Latin America	161	166	184	179	194	195	195	221	23%	690	805	17%
Total	$2,305	$2,396	$2,474	$2,552	$2,467	$2,555	$2,550	$2,946	15%	$9,727	$10,518	8%

Net Income (Loss) by Region:
Mexico	$141	$235	$298	$158	$199	$217	$250	$385	NM	$832	$1,051	26%
EMEA	94	74	(191)	173	146	157	171	98	(43)%	150	572	NM
Japan	36	34	30	26	32	31	29	26	—	126	118	(6)%
Asia (excluding Japan)	201	211	252	193	277	291	240	234	21%	857	1,042	22%
Latin America	26	39	38	15	23	18	11	5	(67)%	118	57	(52)%
Total	$498	$593	$427	$565	$677	$714	$701	$748	32%	$2,083	$2,840	36%

KEY INDICATORS:

Net Credit Loss Ratio	1.17%	1.17%	8.20%	1.53%	1.21%	1.22%	0.87%	1.29%

Loans 90+Days Past Due (in millions of dollars)	$2,013	$1,901	$770	$779	$736	$680	$679	$667	(14)%
% of EOP Loans	3.26%	3.09%	1.26%	1.29%	1.21%	1.08%	1.04%	0.97%

Branches by Region:
Mexico	1,346	1,334	1,335	1,382	1,404	1,441	1,452	1,510	9%
EMEA	612	619	618	625	636	663	682	711	14%
Japan	25	25	25	25	25	25	25	25	—
Asia (excluding Japan)	354	394	396	401	403	404	405	412	3%
Latin America	153	158	162	176	179	187	209	232	32%
Total	2,490	2,530	2,536	2,609	2,647	2,720	2,773	2,890	11%

NM      Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 2

									4Q06 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)
KEY INDICATORS (Continued):

International—Balances (in billions of dollars)

Checking, Savings & Money Market Deposits	$72.5	$71.0	$70.6	$72.2	$76.8	$78.8	$77.6	$75.9	5%
Time Deposits, CDs and Other	63.2	63.3	65.5	66.8	67.7	67.8	70.8	74.5	12%
Total Average Deposits	$135.7	$134.3	$136.1	$139.0	$144.5	$146.6	$148.4	$150.4	8%

Investment Sales	$12.5	$11.4	$13.6	$13.3	$17.1	$18.2	$16.0	$17.7	33%

Investment AUMs (EOP)	$74.8	$76.4	$81.4	$83.3	$90.1	$90.0	$95.2	$101.1	21%
Other (primarily Retirement Services)	27.9	29.7	31.4	32.1	34.1	32.8	32.5	37.1	16%
Total AUMs	$102.7	$106.1	$112.8	$115.4	$124.2	$122.8	$127.7	$138.2	20%

Average Customer Deposits by Region (in billions of dollars):
Mexico	$23.0	$23.1	$23.6	$25.4	$25.9	$24.9	$25.7	$25.5	—
EMEA	25.9	25.3	26.7	28.1	31.0	32.8	32.7	33.0	17%
Japan	21.9	21.2	21.1	20.7	20.8	21.1	20.9	21.0	1%
Asia (excluding Japan)	57.9	57.6	57.7	57.7	59.6	60.6	61.5	62.9	9%
Latin America	7.0	7.1	7.0	7.1	7.2	7.2	7.6	8.0	13%
Total	$135.7	$134.3	$136.1	$139.0	$144.5	$146.6	$148.4	$150.4	8%

Average Loans by Region (in billions of dollars):
Mexico	$7.3	$7.6	$7.8	$8.0	$8.2	$7.7	$7.9	$8.2	2%
EMEA	19.3	18.7	18.5	17.2	17.4	18.6	19.0	19.8	15%
Japan	0.3	0.2	0.7	0.7	0.7	0.8	0.6	0.6	(14)%
Asia (excluding Japan)	34.3	34.6	34.4	33.8	34.1	34.4	35.6	37.6	11%
Latin America	0.8	0.8	0.9	1.0	1.1	1.1	1.3	1.5	50%
Total	$62.0	$61.9	$62.3	$60.7	$61.5	$62.6	$64.4	$67.7	12%

Average Loans by Type (in billions of dollars):
Mortgage	$23.3	$23.6	$23.5	$23.1	$23.3	$23.2	$24.2	$25.5	10%
Auto	2.7	2.7	2.6	2.4	2.3	2.2	2.2	2.2	(8)%
Installment / Overdraft	24.0	23.7	23.7	22.6	23.2	24.4	25.4	26.9	19%
Commercial	7.7	7.8	7.8	7.9	8.1	8.2	8.5	9.0	14%
Other Retail	4.3	4.1	4.7	4.7	4.6	4.6	4.1	4.1	(13)%
Total	$62.0	$61.9	$62.3	$60.7	$61.5	$62.6	$64.4	$67.7	12%

EOP Accounts by Region (in millions):
Mexico	17.1	17.5	17.9	18.1	18.5	19.0	19.8	20.4	13%
EMEA	8.4	8.6	8.7	8.9	9.0	9.3	9.6	10.0	12%
Japan	2.1	2.1	2.1	2.0	2.0	2.1	2.1	2.1	5%
Asia (excluding Japan)	11.7	11.9	12.2	12.0	12.0	12.1	12.3	11.6	(3)%
Latin America	6.4	6.5	6.6	6.7	7.0	7.2	7.5	7.7	15%
Total	45.7	46.6	47.5	47.7	48.5	49.7	51.3	51.8	9%

Reclassified to conform to the current period’s presentation.

CORPORATE AND INVESTMENT BANKING (In millions of dollars)

												YTD 2006 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 vs. 4Q05 Increase/	Full Year	Full Year	YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)

Corporate and Investment Banking:

Net Interest Revenue	$2,149	$2,022	$1,916	$2,013	$2,234	$2,147	$1,913	$2,198	9%	$8,100	$8,492	5%
Non-Interest Revenue	3,888	3,134	4,518	4,223	5,045	4,614	4,154	4,882	16%	15,763	18,695	19%

Total Revenues, Net of Interest Expense	6,037	5,156	6,434	6,236	7,279	6,761	6,067	7,080	14%	23,863	27,187	14%
Total Operating Expenses	3,668	3,368	3,856	3,241	4,757	4,158	3,622	4,582	41%	14,133	17,119	21%
Total Provision for Credit Losses	(56)	(14)	43	(15)	—	173	107	79	NM	(42)	359	NM
Income Before Taxes and Minority Interest	2,425	1,802	2,535	3,010	2,522	2,430	2,338	2,419	(20)%	9,772	9,709	(1)%
Income Taxes	735	420	704	959	574	702	598	654	(32)%	2,818	2,528	(10)%
Minority Interest, Net of Tax	11	10	34	4	19	5	19	11	NM	59	54	(8)%
Net Income	$1,679	$1,372	$1,797	$2,047	$1,929	$1,723	$1,721	$1,754	(14)%	$6,895	$7,127	3%

U.S.:
Net Interest Revenue	$1,054	$955	$799	$915	$858	$713	$356	$782	(15)%	$3,723	$2,709	(27)%
Non-Interest Revenue	1,725	993	2,011	1,449	2,065	2,090	1,651	1,640	13%	6,178	7,446	21%
Total Revenues, Net of Interest Expense	2,779	1,948	2,810	2,364	2,923	2,803	2,007	2,422	2%	9,901	10,155	3%
Total Operating Expenses	1,451	1,347	1,740	901	2,251	1,621	1,218	1,916	NM	5,439	7,006	29%
Total Provision for Credit Losses	21	90	98	(8)	52	137	55	16	NM	201	260	29%
Income Before Taxes and Minority Interest	1,307	511	972	1,471	620	1,045	734	490	(67)%	4,261	2,889	(32)%
Income Taxes	410	47	314	515	94	301	185	85	(83)%	1,286	665	(48)%
Minority Interest, Net of Tax	4	2	21	(2)	11	(3)	9	(2)	—	25	15	(40)%
Net Income	$893	$462	$637	$958	$515	$747	$540	$407	(58)%	$2,950	$2,209	(25)%

International:
Net Interest Revenue	$1,095	$1,067	$1,117	$1,098	$1,376	$1,434	$1,557	$1,416	29%	$4,377	$5,783	32%
Non-Interest Revenue	2,163	2,141	2,507	2,774	2,980	2,524	2,503	3,242	17%	9,585	11,249	17%

Total Revenues, Net of Interest Expense	3,258	3,208	3,624	3,872	4,356	3,958	4,060	4,658	20%	13,962	17,032	22%
Total Operating Expenses	2,217	2,021	2,116	2,340	2,506	2,537	2,404	2,666	14%	8,694	10,113	16%
Total Provision for Credit Losses	(77)	(104)	(55)	(7)	(52)	36	52	63	NM	(243)	99	NM
Income Before Taxes and Minority Interest	1,118	1,291	1,563	1,539	1,902	1,385	1,604	1,929	25%	5,511	6,820	24%
Income Taxes	325	373	390	444	480	401	413	569	28%	1,532	1,863	22%
Minority Interest, Net of Tax	7	8	13	6	8	8	10	13	NM	34	39	15%
Net Income	$786	$910	$1,160	$1,089	$1,414	$976	$1,181	$1,347	24%	$3,945	$4,918	25%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE AND INVESTMENT BANKING INCOME STATEMENT (In millions of dollars)

												YTD 2006 vs.
									4Q06 vs.	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Revenues:
Commissions and Fees	$601	$545	$595	$623	$682	$713	$555	$591	(5)%	$2,364	$2,541	7%
Administration and Other Fiduciary Fees	696	701	695	686	756	797	780	797	16%	2,778	3,130	13%
Investment Banking	805	870	973	1,044	1,078	1,153	1,020	1,366	31%	3,692	4,617	25%
Principal Transactions	1,533	572	2,041	1,207	2,150	1,425	1,434	1,598	32%	5,353	6,607	23%
Other	253	446	214	663	379	526	365	530	(20)%	1,576	1,800	14%
Total Non-Interest Revenues	3,888	3,134	4,518	4,223	5,045	4,614	4,154	4,882	16%	15,763	18,695	19%
Net Interest Revenue (including Dividends)	2,149	2,022	1,916	2,013	2,234	2,147	1,913	2,198	9%	8,100	8,492	5%
Total Revenues, Net of Interest Expense	6,037	5,156	6,434	6,236	7,279	6,761	6,067	7,080	14%	23,863	27,187	14%
Non-Interest Expenses:
Compensation and Benefits	2,227	1,894	2,463	2,013	3,178	2,550	2,045	2,752	37%	8,597	10,525	22%
Other Operating and Administrative Expenses	1,441	1,474	1,393	1,228	1,579	1,608	1,577	1,830	49%	5,536	6,594	19%
Total Non-Interest Expenses	3,668	3,368	3,856	3,241	4,757	4,158	3,622	4,582	41%	14,133	17,119	21%
Provision for Loan Losses	(56)	(114)	(57)	(65)	(50)	23	57	79	NM	(292)	109	NM
Provision for Unfunded Lending Commitments	—	100	100	50	50	150	50	—	(100)%	250	250	—
Total Provision for Credit Losses	(56)	(14)	43	(15)	—	173	107	79	NM	(42)	359	NM
Income Before Taxes and Minority Interest	2,425	1,802	2,535	3,010	2,522	2,430	2,338	2,419	(20)%	9,772	9,709	(1)%
Income Taxes	735	420	704	959	574	702	598	654	(32)%	2,818	2,528	(10)%
Minority Interest, Net of Tax	11	10	34	4	19	5	19	11	NM	59	54	(8)%
Net Income	$1,679	$1,372	$1,797	$2,047	$1,929	$1,723	$1,721	$1,754	(14)%	$6,895	$7,127	3%

Pre-tax Profit Margin	40.2%	34.9%	39.4%	48.3%	34.6%	35.9%	38.5%	34.2%		41.0%	35.7%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)(2)(3)	32.9%	36.7%	38.3%	34.4%	43.7%	37.7%	33.7%	38.9%		35.6%	38.7%
Non-Compensation Expenses as a Percent of Net Revenues(2)	23.9%	28.6%	21.7%	21.0%	21.7%	23.8%	26.0%	25.8%		23.6%	24.3%

(1)             The 2005 first quarter period excludes Expenses of $243 million (pretax) related to the repositioning of certain CIB businesses.

(2)             The 2005 fourth quarter period excludes Revenues of $386 million (pretax) related to the gain on sale of Nikko shares.

(3)             The 2006 first quarter and 2006 full year periods include $449 million (pretax) and $764 million (pretax), respectively, related to the adoption of SFAS 123(R).

NM         Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE AND INVESTMENT BANKING REVENUE DETAILS (In millions of dollars)

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$ 256	$ 264	$ 333	$ 359	$ 295	$ 296	$ 355	$ 383	7%	$ 1,212	$ 1,329	10%
Equity Underwriting	269	254	298	315	286	284	204	463	47%	1,136	1,237	9%
Debt Underwriting	500	514	568	569	713	670	639	666	17	2,151	2,688	25%
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(95)	(74)	(79)	(61)	(42)	(49)	(59)	(111)	(82)%	(309)	(261)	16%
Debt Underwriting	(22)	(27)	(36)	(28)	(36)	(51)	(50)	(58)	NM	(113)	(195)	(73)%
Total Investment Banking Revenue	908	931	1,084	1,154	1,216	1,150	1,089	1,343	16%	4,077	4,798	18%
Lending	510	543	531	681	411	569	481	526	(23)%	2,265	1,987	(12)%
Equity Markets	707	728	872	767	1,179	945	868	900	17%	3,074	3,892	27%
Fixed Income Markets	2,916	1,827	2,770	2,086	3,148	2,762	2,315	2,749	32%	9,599	10,974	14%
Other Capital Markets and Banking	(142)	(64)	(70)	231	(58)	(157)	(186)	(32)	NM	(45)	(433)	NM
Total Capital Markets and Banking Revenues(1)	4,899	3,965	5,187	4,919	5,896	5,269	4,567	5,486	12%	18,970	21,218	12%

Transaction Services	1,137	1,191	1,246	1,317	1,382	1,495	1,500	1,594	21%	4,891	5,971	22%

Other	1	—	1	—	1	(3)	—	—	—	2	(2)	NM
Total CIB Revenues	$ 6,037	$ 5,156	$ 6,434	$ 6,236	$ 7,279	$ 6,761	$ 6,067	$ 7,080	14%	$ 23,863	$ 27,187	14%

(1)                Capital Markets and Banking revenues reflect Citigroup’s portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in
Other Capital Markets and Banking to conform to the GAAP presentation.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CIB CAPITAL MARKETS AND BANKING (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**	Fixed income markets revenues increased 32% to $2.75 billion, primarily driven by improved results in interest rate and credit products and foreign exchange.
**	Equity markets revenues grew 17% to $900 million, on higher results in cash trading, convertibles and equity finance and prime brokerage.
**	Investment banking revenues increased 16% to a record $1.34 billion, reflecting higher debt and equity underwriting revenues, up 17% and 47%, respectively.
**	Operating expenses increased 21% due to increased staffing, higher business volumes and SFAS 123(R) accruals.
**	Net income declined due to the absence of a $386 million pre-tax gain on the sale of Nikko Cordial shares in the prior-year period.

												YTD 2006 vs.
									4Q06 vs.	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Net Interest Revenue	$1,635	$1,483	$1,317	$1,369	$1,571	$1,408	$1,139	$1,365	—	$5,804	$5,483	(6%)
Non-Interest Revenue	3,264	2,482	3,870	3,550	4,325	3,861	3,428	4,121	16%	13,166	15,735	20%
Total Revenues, Net of Interest Expense	4,899	3,965	5,187	4,919	5,896	5,269	4,567	5,486	12%	18,970	21,218	12%
Total Operating Expenses	2,859	2,585	3,134	2,923	3,803	3,154	2,655	3,524	21%	11,501	13,136	14%
Provision for Loan Losses	(46)	(116)	(55)	(82)	(51)	19	50	73	NM	(299)	91	NM
Provision for Unfunded Lending Commitments	—	96	95	47	46	138	48	—	(100)%	238	232	(3)%
Total Provision for Credit Losses	(46)	(20)	40	(35)	(5)	157	98	73	NM	(61)	323	NM
Income Before Taxes and Minority Interest	2,086	1,400	2,013	2,031	2,098	1,958	1,814	1,889	(7)%	7,530	7,759	3%
Income Taxes	637	347	555	606	461	541	452	490	(19)%	2,145	1,944	(9)%
Minority Interest, Net of Tax	10	10	34	4	19	5	18	10	NM	58	52	(10)%
Net Income	$1,439	$1,043	$1,424	$1,421	$1,618	$1,412	$1,344	$1,389	(2)%	$5,327	$5,763	8%
Average Risk Capital	$19,344	$19,694	$20,143	$20,411	$19,123	$20,173	$20,450	$20,817	2%	$19,898	$20,141	1%
Return on Risk Capital	30%	21%	28%	28%	34%	28%	26%	26%		27%	29%
Return on Invested Capital	23%	16%	21%	21%	26%	21%	19%	20%		20%	21%

Investment Banking
Global Debt, Equity and Equity-related Underwriting :
Global Volume(1)	$151,843	$150,825	$128,826	$142,047	$179,586	$162,462	$149,213	$175,555	24%	$573,541	$666,816	16%
Global Market Share	8.9%	8.8%	8.5%	8.4%	9.1%	8.4%	8.8%	8.6%		8.7%	8.7%
Rank	1	1	1	1	1	1	1	1		1	1

U.S. Volume(1)	$93,939	$106,635	$91,948	$96,557	$112,327	$117,453	$100,458	$99,421	3%	$389,079	$429,659	10%
U.S. Market Share	10.3%	10.9%	9.3%	9.6%	10.3%	10.3%	10.1%	9.3%		10.0%	10.0%
Rank	1	1	1	1	1	1	1	1		1	1

(1)                Full credit to book manager.  Market volumes and shares sourced from Thomson Financial Securities Data.

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

CIB TRANSACTION SERVICES (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**      Revenues and net income, up 21% and 37%, respectively, were driven by higher customer volumes, reflecting increased liability balances, up 24%; assets under custody, up 21%; and the positive impact of higher short-term interest rates.

**      Operating expenses increased 15%, primarily driven by increased business volumes.

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Net Interest Revenue	$514	$539	$599	$644	$663	$739	$774	$833	29%	$2,296	$3,009	31%
Non-Interest Revenue	623	652	647	673	719	756	726	761	13%	2,595	2,962	14%

Total Revenues, Net of Interest Expense	1,137	1,191	1,246	1,317	1,382	1,495	1,500	1,594	21%	4,891	5,971	22%
Total Operating Expenses	803	780	809	924	949	989	954	1,058	15%	3,316	3,950	19%

Provision for Loan Losses	(13)	2	1	17	1	4	7	6	(65)%	7	18	NM
Provision for Unfunded Lending Commitments	—	4	5	3	4	12	2	—	(100)%	12	18	50%
Total Provision for Credit Losses	(13)	6	6	20	5	16	9	6	(70)%	19	36	89%

Income Before Taxes and Minority Interest	347	405	431	373	428	490	537	530	42%	1,556	1,985	28%
Income Taxes and Minority Interest, Net of Tax	102	117	104	98	105	150	152	152	55%	421	559	33%
Net Income	$245	$288	$327	$275	$323	$340	$385	$378	37%	$1,135	$1,426	26%

Average Risk Capital	$1,435	$1,403	$1,240	$1,234	$1,470	$1,582	$1,517	$1,376	12%	$1,328	$1,486	12%
Return on Risk Capital	69%	82%	105%	88%	89%	86%	101%	109%		85%	96%
Return on Invested Capital	40%	46%	56%	47%	50%	50%	57%	59%		47%	54%

Revenue Details:
Cash Management	$658	$694	$729	$783	$792	$856	$894	$963	23%	$2,864	$3,505	22%
Securities Services	336	348	363	390	438	478	450	478	23%	1,437	1,844	28%
Trade	143	149	154	144	152	161	156	153	6%	590	622	5%
Total Revenues, Net of Interest Expense	$1,137	$1,191	$1,246	$1,317	$1,382	$1,495	$1,500	$1,594	21%	$4,891	$5,971	22%

Average Deposits and Other Customer Liability Balances (in billions)	$148	$150	$155	$164	$170	$191	$191	$203	24%

Assets Under Custody (EOP in trillions)	$8.0	$8.0	$8.4	$8.6	$8.8	$9.3	$9.6	$10.4	21%

NM      Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT (In millions of dollars)

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Global Wealth Management:

Net Interest Revenue	$431	$421	$417	$426	$460	$444	$480	$538	26%	$1,695	$1,922	13%
Non-Interest Revenue	1,742	1,679	1,757	1,811	2,023	2,048	2,006	2,178	20%	6,989	8,255	18%

Total Revenues, Net of Interest Expense	2,173	2,100	2,174	2,237	2,483	2,492	2,486	2,716	21%	8,684	10,177	17%
Total Operating Expenses	1,690	1,586	1,673	1,747	2,055	1,961	1,894	2,096	20%	6,696	8,006	20%
Total Provision for Loan Losses	(16)	—	30	15	5	8	16	(5)	NM	29	24	(17)%
Income Before Taxes	499	514	471	475	423	523	576	625	32%	1,959	2,147	10%
Income Taxes	180	192	165	178	136	176	177	214	20%	715	703	(2)%
Net Income	$319	$322	$306	$297	$287	$347	$399	$411	38%	$1,244	$1,444	16%

Financial Advisors (FA) / Bankers	12,686	12,648	12,626	13,916	13,837	13,671	13,601	13,694	(2)%
Annualized Revenue per FA/Banker (in thousands)	$685	$664	$687	$690	$715	$726	$729	$796	15%

Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$288	$294	$307	$346	$369	$363	$374	$399	15%
Total Client Assets	$1,145	$1,161	$1,190	$1,310	$1,347	$1,321	$1,362	$1,438	10%
Net Client Asset Flows	$14	$5	$5	$5	$3	$(4)	$3	$12	NM
Average Deposits and Other Customer Liability Balances	$92	$92	$91	$95	$99	$100	$106	$110	16%
Average Loans	$40	$40	$40	$40	$40	$42	$43	$44	10%

U.S.:
Total Revenues, Net of Interest Expense	$1,872	$1,852	$1,923	$1,981	$2,154	$2,149	$2,153	$2,337	18%	$7,628	$8,793	15%
Total Operating Expenses	1,448	1,348	1,465	1,538	1,805	1,706	1,649	1,794	17%	5,799	6,954	20%
Total Provision for Loan Losses	(8)	—	12	17	5	5	9	(2)	NM	21	17	(19)%
Income Before Taxes	432	504	446	426	344	438	495	545	28%	1,808	1,822	1%
Income Taxes	159	189	158	161	116	148	153	195	21%	667	612	(8)%
Net Income	$273	$315	$288	$265	$228	$290	$342	$350	32%	$1,141	$1,210	6%

International:
Total Revenues, Net of Interest Expense	$301	$248	$251	$256	$329	$343	$333	$379	48%	$1,056	$1,384	31%
Total Operating Expenses	242	238	208	209	250	255	245	302	44%	897	1,052	17%
Total Provision for Loan Losses	(8)	—	18	(2)	—	3	7	(3)	(50)%	8	7	(13)%
Income Before Taxes	67	10	25	49	79	85	81	80	63%	151	325	NM
Income Taxes	21	3	7	17	20	28	24	19	12%	48	91	90%
Net Income	$46	$7	$18	$32	$59	$57	$57	$61	91%	$103	$234	NM

NM            Not meaningful

Reclassified to conform to the current period’s presentation

GLOBAL WEALTH MANAGEMENT SMITH BARNEY (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**         Revenue growth was driven by a continued shift toward offering fee-based advisory products and services, resulting in a 33% increase in fee-based and net interest revenues.   Transactional revenues increased 8%, as a higher volume of new securities offerings drove increased customer trading.  Results also reflected the acquisition of the Legg Mason business in December 2005.

**         Assets under fee-based management increased 15% to $343 billion, driven by net client asset flows and positive market action.  Net client asset flows were $9 billion during the quarter.

**         Results included $58 million in SFAS 123(R) expenses.

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$911	$956	$986	$1,039	$1,200	$1,238	$1,305	$1,386	33%	$3,892	$5,129	32%
Commissions and Other Transactional Revenue	758	691	742	742	787	752	689	803	8%	2,933	3,031	3%
Total Revenues, Net of Interest Expense	1,669	1,647	1,728	1,781	1,987	1,990	1,994	2,189	23%	6,825	8,160	20%
Total Operating Expenses	1,351	1,252	1,366	1,436	1,720	1,624	1,565	1,710	19%	5,405	6,619	22%
Provision for Loan Losses	—	4	7	1	1	(1)	(1)	1	—	12	—	(100)%
Income Before Taxes	318	391	355	344	266	367	430	478	39%	1,408	1,541	9%
Income Taxes	121	152	128	136	98	129	136	173	27%	537	536	—
Net Income	$197	$239	$227	$208	$168	$238	$294	$305	47%	$871	$1,005	15%

Pretax Profit Margin	19%	24%	21%	19%	13%	18%	22%	22%		21%	19%
Average Risk Capital	$876	$927	$958	$989	$1,457	$1,422	$1,436	$1,647	67%	$938	$1,491	59%
Return on Risk Capital	91%	103%	94%	83%	47%	67%	81%	73%		93%	67%
Return on Invested Capital	63%	73%	67%	42%	24%	34%	41%	39%		59%	35%

Financial Advisors	12,189	12,150	12,111	13,414	13,321	13,177	13,076	13,143	(2)%
Annualized Revenue per FA (000)	$556	$538	$565	$566	$597	$600	$606	$667	18
Branch offices	522	518	517	640	635	635	635	634	(1)%

Revenues:
Net Interest Revenue	$150	$148	$158	$169	$209	$203	$247	$306	81%	$625	$965	54%
Non-Interest Revenue	1,519	1,499	1,570	1,612	1,778	1,787	1,747	1,883	17%	6,200	7,195	16%
Total	$1,669	$1,647	$1,728	$1,781	$1,987	$1,990	$1,994	$2,189	23%	$6,825	$8,160	20%

Key Indicators (in billions of dollars):

Client Assets Under Fee-Based Management:
Consulting Group and Other Advisory Accounts	$155	$159	$168	$177	$189	$187	$193	$206	16%
Financial Advisor Managed Accounts	84	86	90	121	130	126	129	137	13%
Total	$239	$245	$258	$298	$319	$313	$322	$343	15%

Total Client Assets	$969	$987	$1,015	$1,130	$1,167	$1,142	$1,173	$1,230	9%
Net Client Asset Flows	$13	$5	$6	$4	$3	$(5)	$2	$9	NM
Average Deposits and Other Customer Liability Balances	$46	$45	$45	$46	$51	$51	$52	$50	9%

NM   Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT PRIVATE BANK (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**

Revenue and net income growth was driven by a 29% increase in international revenues, reflecting strong growth in Asia capital markets products. Expense growth primarily reflected increased client activity, which led to higher compensation costs, including the net addition of 49 bankers since the fourth quarter of 2005.

	**	Client business volumes increased 14%, including 17% growth in client assets under fee-based management.

									4Q06 vs.	Full	Full	YTD 2006 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/	Year	Year	YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)

Net Interest Revenue	$281	$273	$259	$257	$251	$241	$233	$232	(10)%	$1,070	$957	(11)%
Recurring Fee-Based Revenues	120	79	100	109	152	155	157	173	59%	408	637	56%
Transactional Revenues	103	101	87	90	93	106	102	122	36%	381	423	11%

Total Revenues, Net of Interest Expense	504	453	446	456	496	502	492	527	16%	1,859	2,017	8%
Total Operating Expenses	339	334	307	311	335	337	329	386	24%	1,291	1,387	7%
Provision for Loan Losses	(16)	(4)	23	14	4	9	17	(6)	NM	17	24	41%
Income Before Taxes	181	123	116	131	157	156	146	147	12%	551	606	10%
Income Taxes	59	40	37	42	38	47	41	41	(2)%	178	167	(6)%

Net Income	$122	$83	$79	$89	$119	$109	$105	$106	19%	$373	$439	18%

Pretax Profit Margin	36%	27%	26%	29%	32%	31%	30%	28%		30%	30%
Average Risk Capital	$1,117	$1,165	$1,195	$1,222	$1,082	$944	$928	$1,036	(15)%	$1,175	$998	(15)%
Return on Risk Capital	44%	29%	26%	29%	45%	46%	45%	41%		32%	44%
Return on Invested Capital	42%	26%	24%	26%	42%	42%	41%	38%		29%	41%

Bankers	497	498	515	502	516	494	525	551	10%
Annualized Revenue per Banker (in thousands)	$4,056	$3,642	$3,522	$3,587	$3,898	$3,976	$3,863	$3.918	9%

Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$49	$49	$49	$48	$50	$50	$52	$56	17%
Deposits and Other Customer Liability Balances	46	46	46	48	47	50	54	62	29%
Other, Principally Custody Accounts	81	79	80	84	83	79	83	90	7%
Total Client Assets	$176	$174	$175	$180	$180	$179	$189	$208	16%

Investment Finance	42	43	40	42	42	43	44	46	10%
Total Client Business Volumes	$218	$217	$215	$222	$222	$222	$233	$254	14%

Net Client Asset Flows	$1	$—	$(1)	$1	$—	$1	$1	$3	NM
Average Deposits and Other Customer Liability Balances	$46	$47	$46	$49	$48	$49	$54	$60	22%
Average Loans	$39	$39	$38	$38	$38	$40	$41	$42	11%

Revenues:
U.S.	$203	$205	$195	$200	$210	$210	$204	$198	(1)%	$803	$822	2%
International	301	248	251	256	286	292	288	329	29%	1,056	1,195	13%
Total	$504	$453	$446	$456	$496	$502	$492	$527	16%	$1,859	$2,017	8%

Net Credit Loss Ratio	(0.05)%	(0.05)%	(0.01)%	0.04%	(0.04)%	0.00%	0.00%	0.00%

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

ALTERNATIVE INVESTMENTS(1) (In millions of dollars)

For your convenience, an excerpt from our 2006 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**

Revenues and net income were a record, driven by strong performance across all proprietary investment products, including increased results in private equity and hedge funds, and higher client revenues. During the quarter, capital raising for a new $3.3 billion private equity fund was successfully completed.

									4Q06 vs.	Full	Full	YTD 2006 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/	Year	Year	YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
Total Revenues, Net of Interest Expense	$866	$1,112	$720	$732	$675	$584	$334	$1,308	79%	$3,430	$2,901	(15)%
Total Operating Expenses	105	159	167	202	181	199	137	246	22%	633	763	21%
Provision for Loan Losses	—	—	(2)	—	—	(13)	—	—	—	(2)	(13)	NM
Income Before Taxes and Minority Interest	761	953	555	530	494	398	197	1,062	100%	2,799	2,151	(23)%
Income Taxes	267	334	181	168	111	138	70	387	NM	950	706	(26)%
Minority Interest, Net of Tax	132	234	35	11	30	3	10	126	NM	412	169	(59)%

Net Income	$362	$385	$339	$351	$353	$257	$117	$549	56%	$1,437	$1,276	(11)%

Assets (in billions)	$9.7	$10.9	$11.4	$12.9	$11.8	$11.9	$10.8	$11.9	(8)%
Average Risk Capital (in billions)	$4.1	$4.3	$4.3	$4.3	$4.5	$4.0	$4.0	$4.1	(5)%	$4.3	$4.2	(2)%
Return on Risk Capital	36%	36%	31%	32%	32%	26%	12%	53%		33%	30%
Return on Invested Capital	34%	34%	29%	30%	28%	22%	8%	50%		31%	27%

Total Revenues, Net of Interest Expense (by Business):

Client	$62	$83	$81	$114	$91	$97	$97	$178	56%	$340	$463	36%
Proprietary Investment Activities:
Private Equity	752	982	449	380	213	516	56	958	NM	2,563	1,743	(32)%
Hedge Funds	30	(47)	91	(5)	107	(43)	1	146	NM	69	211	NM
Other	22	94	99	243	264	14	180	26	(89)%	458	484	6%
Total Proprietary Investment Activities	804	1,029	639	618	584	487	237	1,130	83%	3,090	2,438	(21)%
Total	$866	$1,112	$720	$732	$675	$584	$334	$1,308	79%	$3,430	$2,901	(15)%

Total Revenues, Net of Interest Expense (by Type):
Client	$62	$83	$81	$114	$91	$97	$97	$178	56%	$340	$463	36%
Proprietary Investment Activities:
Fees / Dividends / Interest	81	86	194	148	49	49	58	293	98%	509	449	(12)%
Realized & Unrealized Gains (including Public Mark-to-Market)	706	943	442	491	563	475	200	869	77%	2,582	2,107	(18)%
Other	17	—	3	(21)	(28)	(37)	(21)	(32)	(52)%	(1)	(118)	NM
Total Proprietary Investment Activities	804	1,029	639	618	584	487	237	1,130	83%	3,090	2,438	(21)%
Total	$866	$1,112	$720	$732	$675	$584	$334	$1,308	79%	$3,430	$2,901	(15)%

Capital Under Management (in billions):

Client	$20.2	$21.7	$24.8	$25.4	$28.2	$30.6	$33.5	$38.5	52%
Proprietary Investment Activities	8.8	9.6	10.7	12.2	11.1	11.3	10.2	10.7	(12)%
Capital Under Management	$29.0	$31.3	$35.5	$37.6	$39.3	$41.9	$43.7	$49.2	31%

(1)                Includes Citigroup Venture Capital activities and certain other corporate investments.

NM            Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)(2)			Return on Risk Capital			Return on Invested Capital
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2006	2006	2005	2006	2006	2005	2006	2006
Global Consumer:

U.S. Cards	$5,756	$5,628	$5,544	31%	76%	72%	13%	32%	30%
U.S. Retail Distribution	2,982	3,591	3,638	52%	53%	50%	15%	21%	20%
U.S. Consumer Lending	3,270	3,770	4,766	56%	55%	40%	29%	31%	25%
U.S. Commercial Business	1,758	2,323	2,452	27%	26%	24%	17%	13%	12%
Total U.S. Consumer	13,766	15,312	16,400	41%	58%	51%	17%	26%	24%

International Cards	1,967	2,185	2,301	72%	52%	40%	34%	24%	18%
International Consumer Finance	897	1,093	1,156	77%	18%	(120)%	21%	6%	(30)%
International Retail Banking	9,764	9,348	9,641	23%	30%	31%	12%	15%	17%
Total International Consumer	12,628	12,626	13,098	34%	33%	19%	17%	16%	10%

Other	—	—	—	—	—	—	—	—	—
Total Global Consumer	26,394	27,938	29,498	37%	45%	35%	16%	21%	17%

Corporate and Investment Banking:

Capital Markets and Banking	20,411	20,450	20,817	28%	26%	26%	21%	19%	20%
Transaction Services	1,234	1,517	1,376	88%	101%	109%	47%	57%	59%
Other	—	—	—	—	—	—	—	—	—
Total Corporate and Investment Banking	21,645	21,967	22,193	38%	31%	31%	28%	23%	23%

Global Wealth Management:

Smith Barney	989	1,436	1,647	83%	81%	73%	42%	41%	39%
Private Bank	1,222	928	1,036	29%	45%	41%	26%	41%	38%
Total Global Wealth Management	2,211	2,364	2,683	53%	67%	61%	36%	41%	39%

Alternative Investments	4,317	3,975	4,118	32%	12%	53%	30%	8%	50%

Corporate / Other	(1,410)	144	(42)	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (Continuing Operations)(2)(3)	$53,157	$56,388	$58,450	37%	37%	35%

Total Citigroup - Return on Invested Capital (Net Income)(2)(4)							25%	19%	17%

(1)             Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital.  Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity.  Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures.  Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives.  Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)             Average Risk Capital is net of the cross-sector diversification.  Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)             On a Continuing Operations Basis.  See Notes 3 and 4 on page 2.

(4)             Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM      Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)

	Average Volumes			Interest			% Average Rate(4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2005	2006	2006(5)	2005	2006	2006(5)	2005		2006		2006(5)
Assets:

Deposits at Interest with Banks	$36,170	$37,508	$40,598	$520	$590	$693	5.70%		6.24%		6.77%
Fed Funds Sold and Resale Agreements(6)	240,917	247,671	265,817	3,089	3,713	3,884	5.09%		5.95%		5.80%
Trading Account Assets(7)	242,544	284,295	327,374	2,232	2,749	3,368	3.65%		3.84%		4.08%
Investments(1)	173,921	218,997	266,823	1,850	2,606	3,482	4.22%		4.72%		5.18%
Consumer Loans(8)	446,699	485,658	500,478	10,114	11,134	10,854	8.98%		9.10%		8.60%
Corporate Loans	126,904	158,816	163,657	2,208	3,256	3,317	6.90%		8.13%		8.04%
Total Loans (net of Unearned Income)(8)	573,603	644,474	664,135	12,322	14,390	14,171	8.52%		8.86%		8.47%
Other Interest-Earning Assets	58,452	56,717	58,881	590	681	659	4.00%		4.76%		4.44%
Total Average Interest-Earning Assets(8)	$1,325,607	$1,489,662	$1,623,628	$20,603	$24,729	$26,257	6.17%		6.59%		6.42%

Liabilities:

Deposits	$523,838	$601,728	$626,979	$3,974	$5,771	$6,177	3.01%		3.81%		3.91%
Fed Funds Purchased and Repurchase Agreements(6)	262,649	281,084	323,579	3,702	4,396	4,834	5.59%		6.20%		5.93%
Trading Account Liabilities(7)	68,289	73,245	79,273	209	301	294	1.21%		1.63%		1.47%
Short-Term Borrowings	117,436	144,949	159,188	768	1,273	1,442	2.59%		3.48%		3.59%
Long-Term Debt	214,247	248,386	275,075	2,282	3,160	3,471	4.23%		5.05%		5.01%

Total Average Interest-Bearing Liabilities	$1,186,459	$1,349,392	$1,464,094	$10,935	$14,901	$16,218	3.66%		4.38%		4.39%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)(8)				$9,668	$9,828	$10,039	2.89%		2.62%		2.45%

4Q06 Increase (Decrease) From							(44)	bps	(17)	bps

(1)             Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $55 million for the 2005 fourth quarter, $14 million for the 2006 third quarter and $30 million for the 2006 fourth quarter.

(2)             Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)             Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)             Average Rate % is calculated as annualized interest over average volumes.

(5)             Preliminary

(6)             Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)             Interest expense on trading account liabilities of CIB is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)             The 2006 fourth quarter includes a ($666) million pretax reserve related to changes in consumer lending laws in Japan.  Excluding this charge, the average rate on Consumer Loans, Total Loans, and Interest Earning Assets would have been 9.13%, 8.86% and 6.58%, respectively. Excluding the charge, Net Interest Revenue as a percent of Average Interest-Earning Assets (NIM) would have been 2.62%, approximately flat with the 2006 third quarter NIM.

Reclassified to conform to the current period’s presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Average Loans
	4Q05	3Q06	4Q06	4Q06	4Q05	3Q06	4Q06	4Q06
PRODUCT VIEW:
U.S.:
U.S. Cards	$1,161	$736	$718	$44.5	$692	$456	$439	$40.5
Ratio	2.56%	1.80%	1.61%		6.38%	4.22%	4.30%
U.S. Retail Distribution	818	780	834	48.3	418	282	337	46.4
Ratio	1.94%	1.69%	1.73%		3.98%	2.48%	2.88%
U.S. Consumer Lending	2,624	2,556	2,870	211.4	178	193	258	208.5
Ratio	1.45%	1.26%	1.36%		0.39%	0.38%	0.49%
U.S. Commercial Business	155	191	149	36.3	16	8	23	35.8
Ratio	0.46%	0.54%	0.41%		0.19%	0.09%	0.25%

International:
International Cards	469	723	709	31.0	182	347	402	29.6
Ratio	1.95%	2.57%	2.29%		3.08%	5.01%	5.39%
International Consumer Finance	442	575	608	25.1	313	389	380	24.9
Ratio	2.03%	2.37%	2.43%		5.62%	6.38%	6.05%
International Retail Banking	779	679	667	68.7	234	141	221	67.7
Ratio	1.29%	1.04%	0.97%		1.53%	0.87%	1.29%
Global Wealth Management	79	10	21	43.0	3	—	—	41.9
Ratio	0.20%	0.02%	0.05%		0.04%	0.00%	0.00%
Other Consumer Loans	47	—	—	2.5	(1)	(1)	—	2.7

On-Balance Sheet Loans(2)	$6,574	$6,250	$6,576	$510.8	$2,035	$1,815	$2,060	$498.0
Ratio	1.46%	1.29%	1.29%		1.82%	1.49%	1.64%

Securitized Receivables (all in U.S. Cards)	1,314	1,519	1,616	99.5	1,591	1,051	1,094	99.1
Loans Held-for-Sale	—	—	—	—	15	1	—	0.2
Managed Loans(3)	$7,888	$7,769	$8,192	$610.3	$3,641	$2,867	$3,154	$597.3
Ratio	1.44%	1.33%	1.34%		2.69%	1.96%	2.09%

REGIONAL VIEW:
U.S.	$4,857	$4,273	$4,584	$370.9	$1,306	$937	$1,058	$361.4
Ratio	1.47%	1.20%	1.24%		1.61%	1.05%	1.16%
Mexico	624	600	625	16.5	90	128	163	16.2
Ratio	4.21%	3.90%	3.78%		2.47%	3.33%	3.97%
Europe, Middle East and Africa (EMEA)	499	573	574	43.6	274	221	303	42.3
Ratio	1.39%	1.43%	1.32%		2.98%	2.18%	2.84%
Japan	182	231	235	11.3	245	286	273	11.5
Ratio	1.56%	1.99%	2.08%		8.41%	9.65%	9.43%
Asia (excluding Japan)	376	453	439	62.0	109	174	186	60.5
Ratio	0.70%	0.78%	0.71%		0.81%	1.21%	1.22%
Latin America	36	120	119	6.5	11	69	77	6.1
Ratio	0.93%	2.07%	1.84%		1.12%	4.85%	4.98%

On-Balance Sheet Loans(2)	$6,574	$6,250	$6,576	$510.8	$2,035	$1,815	$2,060	$498.0
Ratio	1.46%	1.29%	1.29%		1.82%	1.49%	1.64%
Securitized Receivables (all in U.S. Cards)	1,314	1,519	1,616	99.5	1,591	1,051	1,094	99.1
Loans Held-for-Sale	—	—	—	—	15	1	—	0.2
Managed Loans(3)	$7,888	$7,769	$8,192	$610.3	$3,641	$2,867	$3,154	$597.3
Ratio	1.44%	1.33%	1.34%		2.69%	1.96%	2.09%

(1)      The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)      Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $2 billion and $2 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)      This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis.  Only U.S. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars)

									4Q06 vs.			YTD 2006 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q05 Increase/	Full Year	Full Year	YTD 2005 Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)

Allowance for Credit Losses at Beginning of Period	$11,269	$10,894	$10,418	$10,015	$9,782	$9,505	$9,144	$8,979		$11,269	$9,782

Gross Credit (Losses)	(2,451)	(2,452)	(3,444)	(2,614)	(2,183)	(2,354)	(2,362)	(2,642)	(1)%	(10,961)	(9,541)	13%
Gross Recoveries	549	674	641	691	583	558	556	500	(28)%	2,555	2,197	(14)%
Net Credit (Losses) / Recoveries (NCL’s)	(1,902)	(1,778)	(2,803)	(1,923)	(1,600)	(1,796)	(1,806)	(2,142)	(11)%	(8,406)	(7,344)	13%

NCL’s	1,902	1,778	2,803	1,923	1,600	1,796	1,806	2,142	11%	8,406	7,344	(13)%
Reserve Releases(1)	(20)	(81)	(56)	(242)	(301)	(442)	(336)	(175)	28%	(399)	(1,254)	NM
Reserve Builds(1)	—	154	409	182	150	185	322	153	(16)%	745	810	9%
Specific Reserve Releases / Utilizations	(105)	(170)	(720)	(22)	(81)	(87)	(15)	(17)	23%	(1,017)	(200)	80%
Specific Reserve Builds	36	39	76	19	6	11	13	21	11%	170	51	(70)%
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	13	11	22	(27)	3	(11)	NM	24	(13)	NM
Provision for Loan Losses	1,813	1,720	2,525	1,871	1,396	1,436	1,793	2,113	13%	7,929	6,738	(15)%
Other(2)	(286)	(418)	(125)	(181)	(73)	(1)	(152)	(10)		(1,010)	(236)	77%
Allowance for Credit Losses at End of Period	$10,894	$10,418	$10,015	$9,782	$9,505	$9,144	$8,979	$8,940		$9,782	$8,940

Corporate Allowance for Unfunded Lending Commitments(3)	$600	$700	$800	$850	$900	$1,050	$1,100	$1,100		$850	$1,100

Total Allowance for Loans, Leases and Unfunded Lending Commitments	$11,494	$11,118	$10,815	$10,632	$10,405	$10,194	$10,079	$10,040		$10,632	$10,040

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	2.10%	2.00%	1.91%	1.82%	1.72%	1.60%	1.54%	1.48%

(1)                Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portofolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

–                     For the 2006 fourth quarter, reductions to the credit loss reserves of $74 million related to securitizations.

–                     For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

–                     For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

–                     For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

–                     For the 2005 fourth quarter, reductions to the credit loss reserves of $186 million related to securitizations.

–                     For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

–                     The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

–                     For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclassification to a non-credit related reserve.

–                     For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital’s transportation portfolio.

(3)                Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

                           NM   Not meaningful

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS(1) (In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	4Q 2006	4Q06 vs. 4Q05 Increase/ (Decrease)	Full Year 2005	Full Year 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$8,379	$8,060	$7,714	$7,226	$6,922	$6,647	$6,311	$6,087		$8,379	$6,922

Gross Credit (Losses)	(2,379)	(2,341)	(3,380)	(2,486)	(2,142)	(2,235)	(2,318)	(2,532)	(2)%	(10,586)	(9,227)	13%
Gross Recoveries	454	544	454	451	509	481	503	472	5%	1,903	1,965	3%
Net Credit (Losses) / Recoveries (NCL’s)	(1,925)	(1,797)	(2,926)	(2,035)	(1,633)	(1,754)	(1,815)	(2,060)	(1)%	(8,683)	(7,262)	16%

NCL’s	1,925	1,797	2,926	2,035	1,633	1,754	1,815	2,060	1%	8,683	7,262	(16)%
Reserve Releases(2)	(20)	(81)	(56)	(242)	(301)	(442)	(336)	(175)	28%	(399)	(1,254)	NM
Reserve Builds(2)	—	154	359	147	150	110	247	153	4%	660	660	0%
Specific Reserve Releases / Utilizations	(41)	(42)	(665)	(5)	(36)	(3)	—	(11)	NM	(753)	(50)	93%
Specific Reserve Builds	5	7	20	1	—	7	10	1	—	33	18	(45)%
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses	1,869	1,835	2,584	1,936	1,446	1,426	1,736	2,028	5%	8,224	6,636	(19)%
Other(3)	(263)	(384)	(146)	(205)	(88)	(8)	(145)	(49)		(998)	(290)	71%
Allowance for Credit Losses at End of Period	$8,060	$7,714	$7,226	$6,922	$6,647	$6,311	$6,087	$6,006		$6,922	$6,006

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.83%	1.68%	2.68%	1.82%	1.46%	1.48%	1.49%	1.64%

Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.87%	1.78%	1.64%	1.52%	1.44%	1.31%	1.25%	1.17%

(1)                Includes loans made to Global Wealth Management clients.

(2)                Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portofolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)                Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

—                 For the 2006 fourth quarter, reductions to the credit loss reserves of $74 million related to securitizations.

—                 For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

—                 For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

—                 For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

—                 For the 2005 fourth quarter, reductions to the credit loss reserves of $186 million related to securitizations.

—                 For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

—                 For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclassification to a non-credit related reserve.

—                 For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital’s transportation portfolio.

NM      Not meaningful

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS(1) (In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	4Q 2006	4Q06 vs. 4Q05 Increase/ (Decrease)	Full Year 2005	Full Year 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$2,890	$2,834	$2,704	$2,789	$2,860	$2,858	$2,833	$2,892		$2,890	$2,860

Gross Credit (Losses)	(72)	(111)	(64)	(128)	(41)	(119)	(44)	(110)	14%	(375)	(314)	16%
Gross Recoveries	95	130	187	240	74	77	53	28	(88)%	652	232	(64)%
Net Credit (Losses) / Recoveries (NCL’s)	23	19	123	112	33	(42)	9	(82)	NM	277	(82)	NM

NCL’s	(23)	(19)	(123)	(112)	(33)	42	(9)	82	NM	(277)	82	NM
Reserve Releases(2)	—	—	—	—	—	—	—	—	—	—	—	—
Reserve Builds(2)	—	—	50	35	—	75	75	—	(100)%	85	150	76%
Specific Reserve Releases / Utilizations	(64)	(128)	(55)	(17)	(45)	(84)	(15)	(6)	65%	(264)	(150)	43%
Specific Reserve Builds	31	32	56	18	6	4	3	20	11%	137	33	(76)%
Build (Release/Utilization) for Purchased Distressed Loan Portfolios	—	—	13	11	22	(27)	3	(11)	NM	24	(13)	NM
Provision for Loan Losses	(56)	(115)	(59)	(65)	(50)	10	57	85	NM	(295)	102	NM
Other(3)	(23)	(34)	21	24	15	7	(7)	39		(12)	54	NM
Allowance for Credit Losses at End of Period	$2,834	$2,704	$2,789	$2,860	$2,858	$2,833	$2,892	$2,934		$2,860	$2,934

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	NM	NM	NM	NM	NM	0.03%	NM	0.05%

Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	2.43%	2.21%	2.22%	2.22%	2.00%	1.81%	1.73%	1.76%

Corporate Allowance for Unfunded Lending Commitments(4)	$600	$700	$800	$850	$900	$1,050	$1,100	$1,100		$850	$1,100

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments	$3,434	$3,404	$3,589	$3,710	$3,758	$3,883	$3,992	$4,034		$3,710	$4,034

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.94%	2.78%	2.85%	2.88%	2.62%	2.48%	2.39%	2.43%

(1)             Includes Loans related to the Alternative Investments and Corporate / Other segments.

(2)             Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)             Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase  accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—               The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

(4)             Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM   Not meaningful

CITIGROUP—COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

									4Q06 vs.			YTD 2006 vs.
									4Q05	Full	Full	YTD 2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Increase/	Year	Year	Increase/
	2005	2005	2005	2005	2006	2006	2006	2006	(Decrease)	2005	2006	(Decrease)
U.S. Cards
Net Credit Losses	$756	$640	$649	$692	$446	$447	$456	$439	(37)%	$2,737	$1,788	(35)%
Credit Reserve Build / (Release)	—	—	30	(200)	(72)	(160)	(122)	(37)	82%	(170)	(391)	NM
U.S. Retail Distribution
Net Credit Losses	326	346	314	418	279	288	282	337	(19)%	1,404	1,186	(16)%
Credit Reserve Build / (Release)	(17)	—	275	44	(55)	(31)	(29)	(59)	NM	302	(174)	NM
U.S. Consumer Lending
Net Credit Losses	181	146	168	178	176	160	193	258	45%	673	787	17%
Credit Reserve Build / (Release)	(1)	1	(56)	(8)	(31)	(75)	(8)	(13)	(63)%	(64)	(127)	(98)%
U.S. Commercial Business
Net Credit Losses	12	12	8	16	14	12	8	23	44%	48	57	19%
Credit Reserve Build / (Release)	(12)	(6)	13	(34)	(38)	(8)	(38)	(18)	47%	(39)	(102)	NM

International Cards
Net Credit Losses	160	157	168	182	218	333	347	402	NM	667	1,300	95%
Credit Reserve Build / (Release)	(5)	18	24	35	94	26	59	87	NM	72	266	NM
International Consumer Finance
Net Credit Losses	316	321	334	313	319	323	389	380	21%	1,284	1,411	10%
Credit Reserve Build / (Release)	—	1	(10)	—	(16)	17	135	25	-	(9)	161	NM
International Retail Banking
Net Credit Losses	179	181	1,288	234	184	191	141	221	(6)%	1,882	737	(61)%
Credit Reserve Build / (Release)	(9)	19	(649)	51	(77)	(105)	(93)	(12)	NM	(588)	(287)	51%

Global Wealth Management:
Smith Barney
Net Credit Losses	—	—	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	4	7	1	1	(1)	(1)	1	—	12	—	(100)%
Private Bank
Net Credit Losses	(5)	(5)	(1)	3	(4)	—	—	—	(100)%	(8)	(4)	50%
Credit Reserve Build / (Release)	(11)	1	24	11	8	9	17	(6)	NM	25	28	12%

Other	(1)	(1)	(2)	—	—	—	—	—	—	(4)	—	100%
Consumer Provision for Loan Losses	1,869	1,835	2,584	1,936	1,446	1,426	1,736	2,028	5%	8,224	6,636	(19)%

Corporate and Investment Banking:
Capital Markets and Banking
Net Credit Losses	(14)	(16)	(118)	(117)	(34)	37	(11)	70	NM	(265)	62	NM
Credit Reserve Build / (Release)	(32)	(100)	63	35	(17)	(18)	61	3	(91)%	(34)	29	NM
Transaction Services
Net Credit Losses	(12)	1	(3)	5	1	18	2	6	20%	(9)	27	NM
Credit Reserve Build / (Release)	(1)	1	4	12	—	(14)	5	—	(100)%	16	(9)	NM

Other	3	—	(3)	—	—	—	—	—	—	—	—	—

Alternative Investments
Net Credit Losses	—	—	(2)	—	—	(13)	—	—	—	(2)	(13)	NM
Corporate / Other
Net Credit Losses	—	(1)	—	—	—	—	—	6	—	(1)	6	NM
Corporate Provision for Loan Losses	(56)	(115)	(59)	(65)	(50)	10	57	85	NM	(295)	102	NM

Total Provision for Loan Losses	$1,813	$1,720	$2,525	$1,871	$1,396	$1,436	$1,793	$2,113	13%	$7,929	$6,738	(15)%

NM      Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2005	2005	2005	2005	2006	2006	2006	2006
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$8	$8	$6	$6	$—	$—	$15	$19
Other	1,724	1,588	1,204	998	821	799	677	516
Total Corporate Cash-Basis Loans(1)	$1,732	$1,596	$1,210	$1,004	$821	$799	$692	$535

Corporate Cash-Basis Loans
JENA(2)	$510	$406	$276	$166	$151	$249	$218	$128
Other International(3)	1,222	1,190	934	838	670	550	474	407
Total Corporate Cash-Basis Loans(1)	$1,732	$1,596	$1,210	$1,004	$821	$799	$692	$535
Corporate Cash-Basis Loans as a % of Total Corporate Loans(1)	1.48%	1.30%	0.96%	0.78%	0.57%	0.51%	0.42%	0.32%

Total Consumer Cash-Basis Loans	$5,070	$4,699	$3,821	$4,020	$3,752	$3,857	$4,189	$4,512
Renegotiated Loans (includes Corporate and Commercial Business Loans)	$36	$31	$29	$32	$30	$23	$23	$22

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer	$286	$248	$283	$279	$322	$324	$356	$385
Corporate and Investment Banking	127	133	153	150	144	171	193	316

TOTAL OTHER REAL ESTATE OWNED(4)	$413	$381	$436	$429	$466	$495	$549	$701

OTHER REPOSSESSED ASSETS(5)	$74	$49	$57	$62	$52	$53	$62	$75

(1)                Excludes purchased distressed loans that are accreting interest.  The carrying value of these loans was: $1,295 million at March 31, 2005, $1,148 million at June 30, 2005, $1,064 million at September 30, 2005, $1,120 million at December 31, 2005, $1,217 million at March 31, 2006, $1,171 million at June 30, 2006, $1,089 million at September 30, 2006 and $949 million at December 31, 2006.

(2)                JENA includes Japan, Western Europe and North America.

(3)                Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)                Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)                Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.